UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐         Definitive Proxy Statement

☐         Definitive Additional Materials

☐         Soliciting Material under §240.14a-12

DiaMedica Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIAL - SUBJECT TO COMPLETION

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

May 17, 2023

The Annual General and Special Meeting of Shareholders of DiaMedica Therapeutics Inc., a corporation existing under the laws of British Columbia, will be held at our corporate offices located at 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305, USA, beginning at 1:00 p.m., CDT, on Wednesday, May 17, 2023, for the following purposes:

1.

To receive the audited consolidated financial statements of DiaMedica Therapeutics Inc. for the financial year ended December 31, 2022 and accompanying report of the independent registered public accounting firm (for discussion only).

2.	To elect six persons to serve as directors until our next annual general meeting of shareholders or until their respective successors are elected and qualified (Voting Proposal One).
3.

To consider a proposal to appoint Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and to authorize the Board of Directors to fix our independent registered public accounting firm’s remuneration (Voting Proposal Two).

4.

To consider a proposal to approve an amendment to our Articles to enhance the procedural mechanics and disclosure requirements relating to director nominations made by our shareholders (Voting Proposal Three).

5.	To consider a proposal to approve an amendment to our Articles to provide that only the Board of Directors can fix the number of directors (Voting Proposal Four).
6.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only those shareholders of record at the close of business on March 21, 2023 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. A shareholder list will be available at our corporate offices beginning April 4, 2023 during normal business hours for examination by any shareholder registered on our common share ledger as of the record date, March 21, 2023, for any purpose germane to the meeting.

By Order of the Board of Directors, Scott Kellen Corporate Secretary

April 4, 2023

Minneapolis, Minnesota

Important: Whether or not you expect to attend the meeting in person, please vote by the Internet or telephone, or request a paper proxy card to sign, date and return by mail so that your shares may be voted. A prompt response is helpful and your cooperation is appreciated.

TABLE OF CONTENTS

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Page

PROXY STATEMENT SUMMARY	1

GENERAL INFORMATION ABOUT THE MEETING AND VOTING	4
Date, Time, Place and Purposes of Meeting	4
Who Can Vote	4
How You Can Vote	4
How Does the Board of Directors Recommend that You Vote	6
How You May Change Your Vote or Revoke Your Proxy	6
Quorum Requirement	6
Vote Required	6
Appointment of Proxyholders	8
Other Business	8
Procedures at the Meeting	8
Householding of Meeting Materials	8
Proxy Solicitation Costs	8

VOTING PROPOSAL ONE—ELECTION OF DIRECTORS	9
Board Size and Structure	9
Information about Current Directors and Board Nominees	9
Additional Information about Current Directors and Board Nominees	9
Penalties or Sanctions	12
Corporate Cease Trade Orders or Bankruptcies	12
Board Recommendation	12

VOTING PROPOSAL TWO—APPOINTMENT OF BAKER TILLY US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION TO FIX REMUNERATION	13
Appointment of Independent Registered Public Accounting Firm	13
Authorization to Board of Directors to Fix Remuneration	13
Audit, Audit-Related, Tax and Other Fees	13
Audit Committee Pre-Approval Policies and Procedures	14
Board Recommendation	14

VOTING PROPOSAL THREE—APPROVAL OF AMENDMENT TO ARTICLES REGARDING DIRECTOR NOMINATIONS BY SHAREHOLDERS	15
Background	15
Text of Proposed Articles Amendment	15
Reasons for Proposed Articles Amendment	15
Potential Effects of the Proposed Amendment	17
Timing and Effect of Proposed Articles Amendment	18
Board Recommendation	18

VOTING PROPOSAL FOUR—APPROVAL OF AMENDMENT TO ARTICLES REGARDING BOARD AUTHORITY TO FIX NUMBER OF DIRECTORS	19
Background	19
Text of Proposed Articles Amendment	19
Reasons for Proposed Articles Amendment	20
Potential Effects of the Proposed Articles Amendment	21
Timing and Effect of Article Amendment	22
Board Recommendation	22

STOCK OWNERSHIP	23
Security Ownership of Significant Beneficial Owners	23

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Security Ownership of Management	24

CORPORATE GOVERNANCE	26
Management by Board of Directors	26
Corporate Governance Guidelines	26
Board Leadership Structure	26
Director Independence	27
Board Committees	27
Audit Committee	28
Compensation Committee	30
Nominating and Corporate Governance Committee	31
Director Qualifications and the Nomination Process	32
Board Diversity Matrix	33
Board Diversity	33
Role of Board in Risk Oversight Process	34
Code of Business Conduct and Ethics	35
Board and Committee Meetings	35
Policy Regarding Director Attendance at Annual General Meetings of Shareholders	35
Complaint Procedures	35
Process Regarding Shareholder Communications with Board of Directors	35

DIRECTOR COMPENSATION	36
Non-Employee Director Compensation Program	36
Director Compensation Table	38
Indemnification	38

EXECUTIVE COMPENSATION	39
Executive Compensation Overview	39
Summary Compensation Table	46
Outstanding Equity Awards at Fiscal Year-End	47
Employee Benefit and Stock Plans	48
Anti-Hedging and Pledging Policy	50

RELATED PERSON RELATIONSHIPS AND TRANSACTIONS	52
Introduction	52
Description of Related Party Transactions	52
Policies and Procedures for Related Party Transactions	52

SHAREHOLDER PROPOSALS FOR 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS	54

COPIES OF FISCAL 2022 ANNUAL REPORT AND ADDITIONAL INFORMATION	55

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DiaMedica Therapeutics Inc. is sometimes referred to as “DiaMedica,” “we,” “our” or “us” in this proxy statement.

The Annual General and Special Meeting of Shareholders to be held on May 17, 2023 is sometimes referred to as the “Annual General and Special Meeting,” “Annual Meeting” or “meeting” in this proxy statement.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is sometimes referred to as our “Annual Report to Shareholders” or “2022 Annual Report” in this proxy statement.

Our voting common shares, no par value, are sometimes referred to as our “common shares” or “shares” in this proxy statement.

All dollar amounts in this proxy statement are expressed in United States currency unless otherwise noted.

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PROXY STATEMENT SUMMARY

This summary provides an overview of the information included in this proxy statement. We recommend that you review the entire proxy statement and our Annual Report to Shareholders before voting.

2023 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

DATE AND TIME	Voting Item	Board’s Vote Recommendation	Page
Wednesday, May 17, 2023 1:00 p.m. (CDT)	Voting Proposal One: Election of Directors	FOR	10
LOCATION DiaMedica Therapeutics Inc. 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305	Voting Proposal Two: Appointment of Independent Registered Public Accounting Firm and Authorization to Fix Remuneration	FOR	15
RECORD DATE Holders of record of our common shares at the close of business on March 21, 2023 are entitled to notice of, to attend, and to vote at the 2023 Annual Meeting.	Voting Proposal Three: Amendment to Articles Regarding Director Nominations by Shareholders	FOR	17
	Voting Proposal Four: Amendment to Articles Regarding Board Authority to Fix Number of Directors	FOR	21

INTERNET AVAILABILITY OF PROXY MATERIALS

Instead of mailing a printed copy of our proxy materials, including our Annual Report to Shareholders, to each shareholder of record, we have provided access to these materials in a fast and efficient manner via the Internet. We believe that this process expedites your receipt of our proxy materials, lowers the costs of our meeting and reduces the environmental impact of our meeting. On or about April 4, 2023, we expect to begin mailing a Notice of Internet Availability of Proxy Materials to shareholders of record as of March 21, 2023 and post our proxy materials on the website referenced in the Notice of Internet Availability of Proxy Materials (www.proxyvote.com). As more fully described in the Notice of Internet Availability of Proxy Materials, shareholders may choose to access our proxy materials at www.proxyvote.com or may request proxy materials in printed or electronic form. In addition, the Notice of Internet Availability of Proxy Materials and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you previously requested.

Important Notice Regarding the Availability of Proxy Materials
for the Annual General and Special Meeting of Shareholders to be Held on May 17, 2023:
The Notice of Annual General and Special Meeting of Shareholders and Proxy Statement and
Annual Report to Shareholders, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at www.proxyvote.com.

CORPORATE GOVERNANCE HIGHLIGHTS

✔ Annual election of directors	✔ Regular executive sessions
✔ Majority of independent directors	✔ No conflicts of interest
✔ Independent Board Chairman	✔ Access to independent advisors
✔ Three fully independent Board committees	✔ Independent compensation consultant
✔ Corporate governance guidelines	✔ No guaranteed bonuses
✔ Annual review of governance documents	✔ No perquisites

BOARD OF DIRECTORS NOMINEES

Below are the director nominees for election by shareholders at the 2023 Annual General and Special Meeting of Shareholders for a one-year term. All director nominees listed below served during the fiscal year ended December 31, 2022, except for Ms. Lewis, who was appointed to the Board of Directors effective as of March 1, 2023.

Director	Age	Serving Since	Independent
Michael Giuffre, M.D.	67	2010	Yes
Tanya Lewis	52	2023	Yes
James Parsons	57	2015	Yes
Rick Pauls	51	2005	No
Richard Pilnik	66	2009	Yes
Charles Semba, M.D.	63	2021	Yes

The Board of Directors recommends a vote “FOR” each of these six nominees.

BOARD COMMITTEE COMPOSITION

The Board of Directors maintains a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Below are our current directors and their Board committee memberships.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent Director (Y/N)
Michael Giuffre, M.D.		Chair	●	Y
Tanya Lewis		●		Y
James Parsons	Chair	●		Y
Rick Pauls				N
Richard Pilnik	●		Chair	Y
Charles Semba, M.D.	●	●		Y

KEY QUALIFICATIONS

The following are some key qualifications, skills and experiences of our Board of Directors.

● Leadership/Management	● Financial Expertise	● Business Development Experience
● Prior Board Experience	● Regulatory Expertise	● Biopharmaceutical Industry Expertise

EXECUTIVE COMPENSATION BEST PRACTICES

Our compensation practices include many best practices that support our executive compensation objectives and principles and benefit our shareholders.

What We Do:	What We Don’t Do:
● Emphasize pay for performance	● No guaranteed salary increases or bonuses
● Structure our executive compensation so a significant portion of pay is at risk	● No repricing of stock options unless approved by shareholders
● Structure our executive compensation so a significant portion is paid in equity	● No hedging or pledging of DiaMedica securities
● Maintain competitive pay packages	● No perquisites

HOW WE PAY

Our executive compensation program consists of the following principal elements which are described in more detail below under “Executive Compensation—Executive Compensation Overview—Elements of Our Executive Compensation Program”:

●	Base salary – a fixed amount, paid in cash and reviewed annually and, if appropriate, adjusted.
●	Short-term incentive – a variable, short-term element that is payable in cash and is based on annual corporate performance objectives and individual performance objectives.
●	Long-term incentive – a variable, long-term element that is provided in stock options.

2022 EXECUTIVE COMPENSATION ACTIONS

2022 compensation actions and incentive plan outcomes based on performance are summarized below:

Element	Key 2022 Actions
Base Salary

Our Chief Executive Officer (CEO) received a base salary increase of 5%, and our Chief Financial Officer (CFO) received a base salary increase of 14% to move toward our target positioning in our peer group. Our Chief Medical Officer (CMO) was hired in 2022 and, therefore, did not receive a base salary increase in 2022.

Short-Term Incentive

We set our CEO’s target incentive percentage under our short-term incentive plan to 50% of his base salary and set our CFO’s and CMO’s target incentive percentages under our short-term incentive plan to 40% of their respective base salaries in order to align short-term incentive compensation to our target positioning in our peer group.

Long-Term Incentive

Our named executive officers received stock option awards, with 25% vesting on the one-year anniversary of the grant date and the remaining 75% vesting in 36 equal monthly amounts beginning one month after the one-year anniversary.

Other Compensation	No changes were made to other components of our executive compensation program.

301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305

PROXY STATEMENT FOR
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
May 17, 2023

The Board of Directors of DiaMedica Therapeutics Inc. is soliciting your proxy for use at the 2023 Annual General and Special Meeting of Shareholders to be held on Wednesday, May 17, 2023. The Board of Directors expects to make available to our shareholders beginning on or about April 4, 2023 the Notice of Annual General and Special Meeting of Shareholders, this proxy statement and a form of proxy on the Internet or have these materials sent to shareholders of DiaMedica upon their request.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

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Date, Time, Place and Purposes of Meeting

The Annual General and Special Meeting of Shareholders of DiaMedica Therapeutics Inc. will be held on Wednesday, May 17, 2023, at 1:00 p.m., CDT, at our corporate offices located at 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305, USA, for the purposes set forth in the Notice of Annual General and Special Meeting of Shareholders.

Who Can Vote

Shareholders of record at the close of business on March 21, 2023 will be entitled to notice of and to vote at the meeting or any adjournment thereof. As of that date, there were 26,460,688 common shares outstanding. Each common share is entitled to one vote on each matter to be voted on at the meeting. Shareholders are not entitled to cumulate voting rights.

How You Can Vote

Your vote is important. Whether you hold shares directly as a shareholder of record or beneficially in “street name” (through a broker, bank or other nominee), you may vote your shares without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or other nominee.

If you are a registered shareholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the three following methods:

●

Vote by Internet, by going to the website address http://www.proxyvote.com and following the instructions for Internet voting shown on the Notice of Internet Availability of Proxy Materials or on your proxy card.

●	Vote by Telephone, by dialing 1-800-690-6903 and following the instructions for telephone voting shown on the Notice of Internet Availability of Proxy Materials or on your proxy card.

●	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided if you received a paper copy of these proxy materials.

If you vote by Internet or telephone, please do not mail your proxy card.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

The deadline for voting by telephone or by using the Internet is 11:59 p.m., EDT (10:59 p.m., CDT), on May 16, 2023, the day before the meeting. Please see the Notice of Internet Availability of Proxy Materials, your proxy card or the information your bank, broker or other nominee provided to you for more information on your options for voting.

If you return your signed proxy card or use Internet or telephone voting before the meeting, the named proxies will vote your shares as you direct. You have multiple choices on each matter to be voted on as follows:

For Voting Proposal One—Election of Directors, you may:

●	Vote FOR all six nominees for director or

●	WITHHOLD your vote from one or more of the six nominees for director.

For Voting Proposal Two—Appointment of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm and Authorization to Fix Remuneration, you may:

●	Vote FOR the proposal,

●	WITHHOLD your vote from the proposal or

●	ABSTAIN from voting on the proposal.

For Voting Proposal Three—Approval of Amendment to Articles Regarding Director Nominations by Shareholders, you may:

●	Vote FOR the proposal,

●	AGAINST the proposal or

●	ABSTAIN from voting on the proposal.

For Voting Proposal Four—Approval of Amendment to Articles Regarding Board Authority to Fix Number of Directors, you may:

●	Vote FOR the proposal,

●	AGAINST the proposal or

●	ABSTAIN from voting on the proposal.

If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, the proxies will vote your shares FOR all six of the nominees for election to the Board of Directors in Voting Proposal One—Election of Directors, FOR Voting Proposal Two—Appointment of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm and Authorization to Fix Remuneration, FOR Voting Proposal Three—Approval of Amendment to Articles Regarding Director Nominations by Shareholders, and FOR Voting Proposal Four—Approval of Amendment to Articles Regarding Board Authority to Fix Number of Directors.

How Does the Board of Directors Recommend that You Vote

The Board of Directors unanimously recommends that you vote:

●	FOR all six of the nominees for election to the Board of Directors in Voting Proposal One—Election of Directors;

●	FOR Voting Proposal Two—Appointment of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm and Authorization to Fix Remuneration;

●	FOR Voting Proposal Three—Approval of Amendment to Articles Regarding Director Nominations by Shareholders; and

●	FOR Voting Proposal Four—Approval of Amendment to Articles Regarding Board Authority to Fix Number of Directors.

How You May Change Your Vote or Revoke Your Proxy

If you are a shareholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted at the meeting by one of the following methods:

●

Submitting another proper proxy with a more recent date than that of the proxy first given by following the Internet or telephone voting instructions or completing, signing, dating and returning a proxy card to us;

●	Sending written notice of your revocation to our Corporate Secretary; or

●	Attending the meeting and voting by ballot.

Quorum Requirement

The quorum for the transaction of business at the meeting is any number of shareholders who, in the aggregate, hold at least 33 and 1/3% of our issued common shares entitled to be voted at the meeting or 8,820,229 common shares. In general, our common shares represented by proxies marked “For,” “Against,” “Abstain” or “Withheld” are counted in determining whether a quorum is present. In addition, a “broker non-vote” is counted in determining whether a quorum is present. A “broker non-vote” is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares only on certain “routine” matters.

Voting Proposal One—Election of Directors is not a “routine” matter. Accordingly, if you do not direct your broker how to vote, your broker may not exercise discretion and may not vote your shares on this proposal. This is called a “broker non-vote” and although your shares will be considered to be represented by proxy at the meeting, they will not be considered to be “votes cast” at the meeting and will not be counted as having been voted on the proposal.

Voting Proposal Two—Appointment of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm and Authorization to Fix Remuneration is a “routine” matter and, as such, your broker is permitted to exercise its discretion to vote your shares for or withhold your vote from the proposal in the absence of your instruction.

Voting Proposal Three—Approval of Amendment to Articles Regarding Director Nominations by Shareholders is not a “routine” matter. Accordingly, if you do not direct your broker how to vote, your broker may not exercise discretion and may not vote your shares on this proposal and any such shares will be considered to be represented by proxy at the meeting, but they will not be considered to be “votes cast” at the meeting and will not be counted as having been voted on the proposal.

Voting Proposal Four—Approval of Amendment to Articles Regarding Board Authority to Fix Number of Directors is not a “routine” matter. Accordingly, if you do not direct your broker how to vote, your broker may not exercise discretion and may not vote your shares on this proposal and any such shares will be considered to be represented by proxy at the meeting, but they will not be considered to be “votes cast” at the meeting and will not be counted as having been voted on the proposal.

The table below indicates the vote required for each voting proposal and the effect of any votes withheld, abstentions and broker non-votes.

Voting Proposal	Votes Required	Effect of Votes Withheld/Against	Effect of Abstentions	Effect of Broker Non- Votes
Voting Proposal One: Election of Directors	Affirmative vote of a majority of votes cast on the voting proposal.	Votes withheld will have no effect.	Abstentions will have no effect.	Broker non-votes will have no effect.

Voting Proposal Two: Appointment of Independent Registered Public Accounting Firm and Authorization to Fix Remuneration	Affirmative vote of a majority of votes cast on the voting proposal.	Votes withheld will have no effect.	Abstentions will have no effect.	We do not expect any broker non-votes on this proposal.

Voting Proposal Three: Approval of Amendment to Articles Regarding Director Nominations by Shareholders	Affirmative vote of at least two-thirds of the votes cast on the voting proposal.	Votes against will count against the proposal.	Abstentions will have no effect.	Broker non-votes will have no effect.

Voting Proposal Four: Approval of Amendment to Articles Regarding Board Authority to Fix Number of Directors	Affirmative vote of at least two-thirds of the votes cast on the voting proposal.	Votes against will count against the proposal.	Abstentions will have no effect.	Broker non-votes will have no effect.

Appointment of Proxyholders

The persons named in the accompanying proxy card are officers of DiaMedica.

A shareholder has the right to appoint a person or company to attend and act for the shareholder and on that shareholder’s behalf at the meeting other than the persons designated in the enclosed proxy card. A shareholder wishing to exercise this right should strike out the names now designated in the enclosed proxy card and insert the name of the desired person or company in the blank space provided. The desired person need not be a shareholder of DiaMedica.

Only a registered shareholder at the close of business on March 21, 2023 will be entitled to vote, or grant proxies to vote, his, her or its common shares, as applicable, at the meeting. If your common shares are registered in your name, then you are a registered shareholder. However, if, like most shareholders, you keep your common shares in a brokerage account, then you are a beneficial shareholder. The process for voting is different for registered shareholders and beneficial shareholders. Registered shareholders and beneficial shareholders should carefully read the instructions herein if they wish to vote their common shares at the meeting.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the meeting, except those described in this proxy statement. However, if any other matters should properly come before the meeting, the persons named on the proxy card will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Procedures at the Meeting

The presiding officer at the meeting will determine how business at the meeting will be conducted. Only matters brought before the meeting in accordance with our Articles will be considered. Only a natural person present at the meeting who is either one of our shareholders, or is acting on behalf of one of our shareholders, may make a motion or second a motion. A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly-authorized representative of the shareholder on whose behalf the person purports to act.

Householding of Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and the Notice of Internet Availability of Proxy Materials. This means that only one copy of this proxy statement, our Annual Report to Shareholders or the Notice of Internet Availability of Proxy Materials may have been sent to each household even though multiple shareholders are present in the household, unless contrary instructions have been received. We will promptly deliver a separate copy of any of these documents to any shareholder upon written or oral request to Corporate Secretary, DiaMedica Therapeutics Inc., 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305, telephone: (763) 496‑5454. Any shareholder who wants to receive separate copies of this proxy statement, our Annual Report to Shareholders or the Notice of Internet Availability of Proxy Materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker or other nominee record holder, or the shareholder may contact us at the above address and telephone number.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly, electronic availability and mailing of proxies and soliciting material, as well as the cost of making available or forwarding this material to the beneficial owners of our common shares will be borne by DiaMedica. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, e-mail, facsimile or personal conversation. We may reimburse brokerage firms and others for expenses in making available or forwarding solicitation materials to the beneficial owners of our common shares.

VOTING PROPOSAL ONE—ELECTION OF DIRECTORS

________________

Board Size and Structure

Our Articles provide that the Board of Directors will consist of at least three members. The Board of Directors has fixed the number of directors at six. The Board of Directors currently consists of six directors. Each director is elected annually by the shareholders and serves for a term that will end at the next annual general meeting of shareholders.

Information about Current Directors and Board Nominees

The Board of Directors has nominated the following six individuals to serve as our directors until the next annual general meeting of shareholders or until their respective successors are elected and qualified. All of the nominees named below are current members of the Board of Directors.

The following table sets forth as of March 21, 2023 the name, age and position of each current director and each individual who has been nominated by the Board of Directors to serve as a director of our company:

Name	Age	Position
Michael Giuffre, M.D.(1)(2)(3)	67	Director
Tanya Lewis(1)(2)	52	Director
James Parsons(1)(2)(4)	57	Director
Rick Pauls	51	President and Chief Executive Officer, Director
Richard Pilnik(1)(3)(4)	66	Chairman of the Board
Charles Semba, M.D.(1)(2)(4)	63	Director

(1)	Independent Director
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee
(4)	Member of the Audit Committee

The principal occupations and recent employment history of each of our directors are set forth below.

Additional Information about Current Directors and Board Nominees

The following paragraphs provide information about each current director and nominee for director, including all positions held, principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years. We believe that all of our directors and nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of the Board of Directors and its committees; a fit of skills and personality with those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our shareholders. The information presented below regarding each director and nominee also sets forth specific experience, qualifications, attributes and skills that led the Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Michael Giuffre, M.D. has served as a member of the Board of Directors since August 2010. Since July 2009, Dr. Giuffre has served as a Clinical Professor of Cardiac Sciences and Pediatrics at the University of Calgary and has had an extensive portfolio of clinical practice, cardiovascular research and university teaching. Dr. Giuffre is actively involved in health care delivery, medical leadership and in the biotechnology business sector. From 2012 to October 2019, Dr. Giuffre served as Chief Scientific Officer and President of FoodChek Laboratory, a global developer and provider of proprietary rapid and accurate food safety tests for the detection of foodborne and environmental pathogens and other microorganisms, and also as a member of the board of directors of FoodChek Systems Inc. From November 2017 to October 2019, he served as FoodChek Systems Inc.’s Chairman of the Board. Dr. Giuffre previously served on the board of directors of the Canadian Medical Association (CMA), Unicef Canada, the Alberta Medical Association (AMA), Can-Cal Resources Ltd, Vacci-Test Corporation, IC2E International Inc., MedMira Inc. and Brightsquid Dental, Inc. Dr. Giuffre has received a Certified and Registered Appointment and a Distinguished Fellow appointment by the American Academy of Cardiology. In 2005, he was awarded Physician of the Year by the Calgary Medical Society and in 2017 was “Mentor of the Year” for the Royal College of Physicians and Surgeons of Canada. Dr. Giuffre was also a former President of the AMA and the Calgary and Area Physicians Association and also a past representative to the board of the Calgary Health Region. Dr. Giuffre holds a Bachelor of Science in cellular and microbial biology, a Ph.D. candidacy in molecular virology, an M.D. and an M.B.A. He is Canadian Royal College board certified FRCPS in specialties that include Pediatrics and Pediatric Cardiology and has a subspecialty in Pediatric Cardiac Electrophysiology. Dr. Giuffre is currently a member of the board of directors of Avenue Living (AL) Asset Management, a private real estate company in Alberta, Canada and its affiliates, AL Real Estate Opportunity Trust and AgriSelect Trust. Dr. Giuffre is currently a resident of Alberta, Canada.

We believe that Dr. Giuffre’s medical experience, including as a practicing physician and professor, enable him to make valuable contributions to the Board of Directors.

Tanya Lewis has served as a member of the Board of Directors since March 1, 2023. Ms. Lewis has served as Executive Vice President, Chief Regulatory Officer and Quality Officer at Karyopharm Therapeutics Inc., a pharmaceutical company, since November 2019, and previously served as Senior Vice President, Regulatory and Quality Affairs from November 2018 to November 2019. Ms. Lewis is also a former director of Karyopharm Therapeutics Inc. Prior to joining Karyopharm Therapeutics Inc., Ms. Lewis served as Vice President, Regulatory and Quality Affairs for Syros Pharmaceuticals, Inc., a pharmaceutical company, from January 2017 to July 2018. Prior to joining Syros Pharmaceuticals, Ms. Lewis served as Vice President, Regulatory Affairs and Quality Assurance for Idera Pharmaceuticals, Inc., a pharmaceutical company, from October 2015 to December 2016. Before joining Idera Pharmaceuticals, Ms. Lewis served as Vice President, Regulatory Affairs for Tesaro, Inc., a pharmaceutical company, from October 2011 to June 2015 and prior to that served in various roles at Millennium Pharmaceuticals. Inc. Ms. Lewis holds a Bachelor of Science degree in Biology from Northeastern University and a Master of Science degree in Regulatory Affairs and Health Policy from Massachusetts College of Pharmacy and Allied Health Science.

We believe that Ms. Lewis’s experience in the pharmaceutical industry, particularly in drug development and commercial planning for specialty biopharmaceuticals, enable her to make valuable contributions to the Board of Directors.

James Parsons has served as a member of the Board of Directors since October 2015. Previously, Mr. Parsons served as our Vice President of Finance from October 2010 until May 2014. Mr. Parsons served as Chief Financial Officer and Corporate Secretary of Trillium Therapeutics Inc., a Nasdaq-listed immuno-oncology company, from August 2011 until its acquisition by Pfizer in November 2021, at which time he became employed by Pfizer Canada ULC until March 2022. Mr. Parsons serves as a member of the board of directors and audit committee chair of Sernova Corp., which is listed on the TSX and is a member of the board of Oncolytics Biotech Inc., a Nasdaq/TSX listed company. Mr. Parsons has been a Chief Financial Officer in the life sciences industry since 2000 with experience in therapeutics, diagnostics and devices. Mr. Parsons has a Master of Accounting degree from the University of Waterloo and is a Chartered Professional Accountant and Chartered Accountant. Mr. Parsons is a resident of Ontario, Canada.

We believe that Mr. Parsons’ financial experience, including his history and knowledge of our company, enable him to make valuable contributions to the Board of Directors.

Rick Pauls was appointed our President and Chief Executive Officer in January 2010. Mr. Pauls has served as a member of the Board of Directors since April 2005 and the Chairman of the Board from April 2008 to July 2014. Prior to joining DiaMedica, Mr. Pauls was the Co-Founder and Managing Director of CentreStone Ventures Inc., a life sciences venture capital fund, from February 2002 until January 2010. Mr. Pauls was an analyst for Centara Corporation, another early stage venture capital fund, from January 2000 until January 2002. From June 1997 until November 1999, Mr. Pauls worked for General Motors Acceptation Corporation specializing in asset-backed securitization and structured finance. Mr. Pauls previously served as an independent member of the board of directors of LED Medical Diagnostics, Inc. Mr. Pauls received his Bachelor of Arts in Economics from the University of Manitoba and his MBA in Finance from the University of North Dakota. Mr. Pauls is a resident of Minnesota, USA.

We believe that Mr. Pauls’ experience in the biopharmaceutical industry as an executive and investor and his extensive knowledge of all aspects of our company, business, industry, and day-to-day operations as a result of his role as our President and Chief Executive Officer enable him to make valuable contributions to the Board of Directors. In addition, as a result of his role as President and Chief Executive Officer, Mr. Pauls provides unique insight into our future strategies, opportunities and challenges, and serves as the unifying element between the leadership and strategic direction provided by the Board of Directors and the implementation of our business strategies by management.

Richard Pilnik has served as a member of the Board of Directors since May 2009. Mr. Pilnik has served as our Chairman of the Board since July 2014. Mr. Pilnik has served as the President and member of the board of directors of Vigor Medical Services, Inc., a medical device company, since May 2017 and served as its President from May 2017 to October 2021. From December 2015 to November 2017, he served as a member of the board of directors of Chiltern International Limited, a private leading mid-tier Clinical Research Organization, and was Chairman of the Board from April 2016 to November 2017. Mr. Pilnik has a 30-year career in healthcare at Eli Lilly and Company, a pharmaceutical company, and Quintiles Transnational Corp., a global pioneer in pharmaceutical services. From April 2009 to June 2014, he served as Executive Vice President and President of Quintiles Commercial Solutions, an outsourcing business to over 70 pharma and biotech companies. Prior to that, he spent 25 years at Eli Lilly and Company where he held several leadership positions, most recently as Group Vice President and Chief Marketing Officer from May 2006 to July 2008. He was directly responsible for commercial strategy, market research, new product planning and the medical marketing interaction. From December 2000 to May 2006, Mr. Pilnik served as President of Eli Lilly Europe, Middle East and Africa and the Commonwealth of Independent States, a regional organization of former Soviet Republics, and oversaw 50 countries and positioned Eli Lilly as the fastest growing pharmaceutical company in the region. Mr. Pilnik also held several marketing and sales management positions in the United States, Europe and Latin America. Mr. Pilnik currently serves on the board of directors of Lumanity, a privately-held pharma services company, WCG-Copernicus, a privately-held clinical services company, Vigor Medical Systems, Inc., a privately-held medical device company, and BIAL Farma, a privately-held Portuguese pharmaceutical company. Mr. Pilnik is an Emeritus Board Member of Duke University Fuqua School of Business. Mr. Pilnik previously served on the board of directors of Elan Pharmaceuticals, Chiltern International, the largest mid-size Clinical Research Organization, and Certara, L.P., a private biotech company focused on drug development modeling and biosimulation. Mr. Pilnik holds a Bachelor of Arts in Economics from Duke University and an MBA from the Kellogg School of Management at Northwestern University. Mr. Pilnik is a resident of Florida, USA.

We believe that Mr. Pilnik’s deep experience in the industry and his history and knowledge of our company enable him to make valuable contributions to the Board of Directors.

Charles Semba, M.D. has served as a member of the Board of Directors since July 2021. Dr. Semba has over 20 years of drug-development experience in public and venture-funded biotechnology companies. Since June 2020, Dr. Semba has served as the Chief Medical Officer of Eluminex Biosciences, an ophthalmology-focused biotechnology company. From June 2016 to March 2020, Dr. Semba served as the Chief Medical Officer of Graybug Vision, Inc., a clinical-stage biopharmaceutical company focused on developing transformative medicines for the treatment of chronic diseases of the retina and optic nerve, and from June 2014 to June 2016, Dr. Semba served as the Chief Medical Officer of ForSight VISION5 (acquired by Allergan), a company focused on developing non-invasive products that replace eye drops and provide sustained therapy for major eye diseases, including glaucoma, dry eye, and allergy. Prior to his work at ForSight VISION5, Dr. Semba held senior positions at biopharmaceutical companies including Genentech (a Roche company) and Shire (acquired by Takeda). Additionally, since 1992, Dr. Semba has served as an adjunct professor of vascular and interventional radiology at the Stanford University School of Medicine. Dr. Semba holds a Bachelor of Arts in Chemistry from Carleton College and an M.D. from the University of Minnesota Medical School and is a recognized expert in endovascular therapy, thrombolysis, mechanical thrombectomy, and endovascular surgery. Dr. Semba is currently a resident of California, USA.

We believe that Dr. Semba’s experience in the biotechnology and biopharmaceutical industries, particularly in drug development and clinical-stage companies, enable him to make valuable contributions to the Board of Directors.

Penalties or Sanctions

To the knowledge of the Board of Directors and our management, none of our directors or director nominees as of the date of this proxy statement is or has been subject to:

●

any penalties or sanctions imposed by a court relating to a securities legislation or by a securities regulatory authority or has entered in a settlement agreement with a securities regulatory authority; or

●	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a director nominee.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Board of Directors and our management, none of our directors or director nominees as of the date of this proxy statement is or has been, within 10 years before the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including DiaMedica) that, while that person was acting in that capacity:

●	was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

●

was subject to an event that resulted, after the director, chief executive officer or chief financial officer ceased to be a director, chief executive officer, or chief financial officer, in DiaMedica being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

●

within a year after the director, chief executive officer, or chief financial officer ceased to be a director, chief executive officer or chief financial officer of DiaMedica, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement, or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets or the assets of the proposed director.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of all of the six nominees named above.

The Board of Directors Recommends a Vote FOR Each Nominee for Director	☑

VOTING PROPOSAL TWO—APPOINTMENT OF BAKER TILLY US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION TO FIX REMUNERATION

_________________

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors appoints our independent registered public accounting firm and fixes its remuneration. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current independent registered public accounting firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise and industry knowledge of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; its capabilities relative to our business; and its knowledge of our operations. Upon consideration of these and other factors, the Audit Committee has appointed Baker Tilly US, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Baker Tilly US, LLP was first appointed as our auditor on April 27, 2018.

Representatives of Baker Tilly US, LLP will be present at the meeting to respond to appropriate questions. They also will have the opportunity to make a statement if they wish to do so.

Authorization to Board of Directors to Fix Remuneration

The approval of this proposal also constitutes authorization to the Board of Directors to fix the remuneration of Baker Tilly US, LLP as our independent registered public accounting firm.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed to us by Baker Tilly US, LLP for the fiscal years ended December 31, 2022 and December 31, 2021.

	Aggregate Amount Billed by Baker Tilly US, LLP
	Fiscal 2022	Fiscal 2021
Audit Fees(1)	$130,134	$119,112
Audit-Related Fees(2)	6,253	7,000
Tax Fees	—	—
All Other Fees	—	—
Total	$136,387	$126,112

(1)

These fees consisted of the audit of our annual consolidated financial statements for fiscal 2022 and 2021, review of quarterly condensed consolidated financial statements and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)

These fees consisted of consents in connection with registration statements on Form S-8 in 2022 and registration statements on Form S-3 in 2021 and related services normally provided in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval Policies and Procedures

All services rendered by Baker Tilly US, LLP to DiaMedica were permissible under applicable laws and regulations and all services provided to DiaMedica, other than de minimis non-audit services allowed under applicable law, were approved in advance by the Audit Committee. The Audit Committee’s formal written charter requires the Audit Committee to pre-approve all auditing services and permitted non-audit services, including fees for such services, and permits the Audit Committee to establish pre-approval policies and procedures. While the Audit Committee has not adopted any formal pre-approval policies and procedures, it has delegated to the Audit Committee Chair the authority to pre-approve certain services up to $25,000.

Board Recommendation

The Board of Directors unanimously recommends that shareholders vote FOR the appointment of Baker Tilly US, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and authorization to the Board of Directors to fix the remuneration of our independent registered public accounting firm.

The Board of Directors Recommends a Vote FOR Voting Proposal Two	☑

VOTING PROPOSAL THREE—APPROVAL OF AMENDMENT TO ARTICLES REGARDING DIRECTOR NOMINATIONS BY SHAREHOLDERS

________________

Background

The United States Securities and Exchange Commission (SEC) approved new universal proxy rules to, among other things, mandate the use of a universal proxy card in public solicitations involving contested director elections. The universal proxy rules became effective for shareholder meetings held after August 31, 2022. It is generally thought that these new rules will lead to more proxy contests.

Article 10 of our current Articles does not provide for the universal proxy rules, nor does it specify the information that must be included in a shareholder notice related to a proposed director nominee, and our Board of Directors believes that it would be beneficial to amend our Articles to incorporate the universal proxy rules, tailoring them to DiaMedica, and to incorporate additional advance notice provisions to ensure that, should there be a contested election, the nomination and election process is orderly and DiaMedica has sufficient information to ensure that a dissident’s interests are fully disclosed to DiaMedica and our shareholders.

Accordingly, on March 9, 2023, the Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, approved, subject to shareholder approval, a proposed amendment to our Articles to enhance the procedural mechanics and disclosure requirements relating to director nominations made by our shareholders in order to make reference to the SEC’s universal proxy rules, to ensure an orderly nomination and election process, and to ensure that a dissident’s interests are fully disclosed to DiaMedica and our shareholders. These objectives and related benefits to DiaMedica and our shareholders are described below.

Text of Proposed Articles Amendment

Our Articles currently do not reflect the universal proxy rules, nor do they provide advance notice provisions apart from satisfying the minimum requirements under the British Columbia Business Corporations Act (BCBCA). To incorporate these matters in our Articles, we propose to amend Article 10 by adding Article 10.10, which is attached to this proxy statement as Appendix A.

Reasons for Proposed Articles Amendment

Due to a change in SEC rules, known as the universal proxy rules, many U.S. public companies have revised provisions in their governing documents requiring advance notice requirements in the event of director nominations from our shareholders to incorporate these new rules and add additional requirements. The universal proxy rules apply to public companies regardless of whether or not a company has otherwise incorporated the rules into its governing documents. However, because the universal proxy rules set forth the minimum standards but permit companies to, among other things, increase how far in advance notice under the universal proxy rules is required to be provided, many U.S. public companies have revised their advance notice provisions to better tailor these requirements to their interests as well as the interests of their shareholders, including specifying how far in advance notice under the universal proxy rules is required to be provided. The proposed Articles amendment would incorporate these provisions and would set forth other related requirements.

Under the proposed Articles amendment, notice of a director nomination by a shareholder must generally be provided not later than 5:00 p.m., CDT, on the 90th day nor earlier than 5:00 p.m., CDT, on the 120th day prior to the first anniversary of the preceding year’s annual general meeting of shareholders. This lengthens the 60-day deadline provided for in the universal proxy rules, thus giving DiaMedica more time to review a notice and take appropriate actions.

Second, the proposed Articles amendment describes how DiaMedica intends to handle situations in which a shareholder who intends to comply with the universal proxy rules but fails to do so and establishes a standard procedure for such situations. For example, the proposed Articles amendment provides that if applicable procedures are not followed, DiaMedica may disregard any proxies or votes solicited for any proposed nominees on DiaMedica’s proxy card other than DiaMedica’s nominees and such nomination will be disregarded, notwithstanding that proxies in favor thereof may have been received by DiaMedica. Our Board of Directors believe incorporating these provisions is in the best interests of DiaMedica as well as our shareholders since they would establish a framework more robust than the minimums established in the universal proxy rules.

Additionally, our current Articles do not include advance notice provisions for the nomination of directors by our shareholders. As currently drafted, our Articles require our shareholders to submit nominations in writing to our Corporate Secretary in accordance with the BCBCA. Nominations must be delivered to or mailed and received at our registered office no later than the close of business on the date that is three months before the anniversary of the previous year’s annual reference date. The submission must satisfy the requirements of the BCBCA. However, we may include requirements that go beyond the minimum requirements of the BCBCA. The Board of Directors believes that, in light of the updates being made to address the universal proxy rules, this is also an appropriate time to enhance our advance notice procedures in order to ensure an orderly nomination and election process and ensure that DiaMedica has sufficient information, beyond what is required by the BCBCA, to ensure that a dissident’s interests are fully disclosed to DiaMedica and our shareholders. These new provisions would, among other things:

●

Require notice to be provided by a shareholder not later than the 90th day nor earlier than the 120th day prior to the annual general meeting at which the shareholder wishes to submit a director nominee, subject to certain exceptions, or not later than the 10th day following the day on which public announcement of the date of a special meeting is made by DiaMedica;

●

Specify information required to be included in the notice about the proposed nominee, including all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors in a contested election, or is otherwise required, the proposed nominee’s written consent to serving as a director for the entire term, and a statement whether such proposed nominee would comply with all applicable Company policies.

●

Specify information required to be included in the notice about each nominating shareholder and any beneficial owner, if any, on whose behalf the nomination is being made, including the name and address of such parties, the class or series and number of DiaMedica’s shares owned by such parties, the existence of certain agreements or arrangements, and certain other specified information known to such persons.

●	Require compliance with the SEC’s universal proxy rules.

●	Require the proposed nominee to complete a written questionnaire and provide a written representation and agreement in the form provided by DiaMedica.

For the reasons stated above, on March 9, 2023, our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, approved, subject to shareholder approval, a proposed amendment to our Articles to enhance the procedural mechanics and disclosure requirements relating to director nominations made by our shareholders in order to make reference to the SEC’s universal proxy rules, to ensure an orderly nomination and election process, and to ensure that a dissident’s interests are fully disclosed to DiaMedica and our shareholders.

Potential Effects of the Proposed Articles Amendment

The proposed amendment to our Articles to enhance the procedural mechanics and disclosure requirements relating to director nominations made by our shareholders may have the effect of deterring or making it more difficult for our shareholders to propose nominee directors. Accordingly, if the proposed amendment is approved, it may have the effect of rendering more difficult or discouraging a shareholder from pursuing the replacement of any or all of our Board of Directors.

SEC rules require disclosure of governing document provisions that could have an anti-takeover effect. Our Notice of Articles and Articles contain the following anti-takeover provisions that may have the anti-takeover effect of delaying, deferring or preventing a change in control of DiaMedica:

●

Subject to the BCBCA and the rights, if any, of the holders of our issued common shares, we have an unlimited number of common shares available for future issuance without shareholder approval. The existence of unissued and unreserved common shares may enable the Board of Directors to issue common shares to persons friendly to current management, thereby protecting the continuity of our management.

●

Subject to the BCBCA, unless an alteration of our Notice of Articles would be required, our directors can authorize the alteration of our Articles to, among other things, create additional classes or series of shares or, if none of the shares of a class or series are allotted or issued, eliminate that class or series of shares.

●

Subject to the BCBCA, our shareholders can authorize the alteration of our Articles and Notice of Articles to create or vary the rights or restrictions attached to any class of our shares by passing an ordinary resolution at a duly convened meeting of shareholders.

●

Only the chairman of the Board of Directors, the chief executive officer, or president in the absence of a chief executive officer, or a majority of the directors, by resolution, may, at any time, call a meeting of the shareholders. Subject to the BCBCA, shareholders holding no less than five percent of our issued common shares that carry the right to vote may request a meeting of the shareholders.

●

The affirmative vote of at least two-thirds of the votes cast is required to pass a special resolution at a meeting of shareholders, which includes any business brought before a special meeting of shareholders and certain business brought before an annual general meeting of shareholders.

●

Our Board of Directors may fill vacancies on the Board of Directors. Our directors may also, between annual general meetings of our shareholders, appoint one or more additional directors to serve until the next annual general meeting of shareholders; provided, however, that the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last meeting of shareholders.

●

Directors may be removed by a special resolution of shareholders if approved by holders of at least two-thirds our outstanding common shares represented in person or by proxy at a duly convened meeting of our shareholders.

●

We will indemnify our directors, former directors, their respective heirs and legal personal representatives and other individuals as we may determine against all eligible penalties to which such person is or may be liable to the fullest extent permitted by British Columbia law. We will pay all expenses actually and reasonably incurred by such persons, either as such expenses are incurred in advance of the final disposition of an eligible proceeding or after the final disposition of an eligible proceeding.

Timing and Effect of Proposed Articles Amendment

If this Voting Proposal Three is approved by our stockholders, the changes described in this section will become effective immediately. If our shareholders do not approve this Voting Proposal Three, the changes described in this section will not be made, and the provisions currently set forth in Article 10 will remain effective. The approval of the amendment to our Articles set forth in this Voting Proposal Three is not conditioned upon approval of the amendment to our Articles set forth in Voting Proposal Four. Similarly, the approval of the amendment to our Articles set forth in Voting Proposal Four is not conditioned upon approval of the amendment to our Articles set forth in this Voting Proposal Three.

Board Recommendation

The Board of Directors unanimously recommend a vote FOR the approval of the amendment to our Articles to enhance the procedural mechanics and disclosure requirements relating to director nominations made by our shareholders.

The Board of Directors Recommends a Vote FOR Voting Proposal Three	☑

VOTING PROPOSAL FOUR—APPROVAL OF AMENDMENT TO ARTICLES REGARDING BOARD AUTHORITY TO FIX NUMBER OF DIRECTORS

________________

Background

Pursuant to Article 13.1 of our current Articles, the number of directors is set at the greater of three and the most recently set of (i) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and (ii) the number of directors set pursuant to Article 14.4, which addresses circumstances in which the places of retiring directors are not filled. Accordingly, Article 13.1 currently gives our shareholders, as well as the Board of Directors, the ability to fix the number of directors on our Board of Directors. The Board of Directors believes that vesting this power solely in the Board of Directors is better aligned with typical corporate governance practices and decreases the likelihood of an unsolicited take-over attempt.

Accordingly, on March 9, 2023, the Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, approved, subject to shareholder approval, a proposed amendment to our Articles to provide that only the Board of Directors fix the number of directors, taking into account the benefits to DiaMedica and our shareholders, which are described below.

Text of Proposed Articles Amendment

Our Articles currently provide that the number of directors on our Board of Directors may be set by ordinary resolution of our shareholders. To ensure our Articles are aligned with typical corporate governance practices and decrease the likelihood of an unsolicited take-over attempt, we propose to amend Articles 13.1 and 13.2 so that each would state in its entirety as follows (new language is double underlined and deleted language is ~~stricken~~):

13.1         First Director; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(a)         if the Company is a public company, the greater of three and the most recently set of:

(i)         the number of directors set by ~~ordinary resolution (whether or not previous notice of the resolution was given);~~ the board of directors; and

(ii)         the number of directors set under Article 14.4.

(b)         if the Company is not a public company, the greater of the most recently set of:

(i)         the number of directors set by the board of directors; and

(ii)          the number of directors set under Article 14.4.

13.2         Election or Appointment of Directors

If the number of directors is set under Article 13.1(a)(i) or 13.1(b)(i):

(a)         the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(b)         if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors, subject to Article 14.8, may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

Reasons for Proposed Articles Amendment

We believe the proposed Articles amendment to provide that only the Board of Directors fix the number of directors would be in the best interests of DiaMedica as well as our shareholders for two reasons. First, we believe it more closely conforms to the corporate governance practices of U.S. public companies, which generally provide that only the board of directors fix the number of directors. Our Board of Directors believes that it is in the best interests of DiaMedica and our shareholders for our corporate governance practices to be aligned with the standard practices of other U.S. public companies while remaining tailored to the needs of DiaMedica and compliant with the BCBCA. Our Board of Directors believes the proposed amendment satisfies this objective by better aligning our Articles with the governing documents of similarly situated public companies with securities listed on a U.S. national securities exchange.

Second, this change decreases the likelihood of an unsolicited take-over attempt. As currently drafted, the Articles would permit an activist or hostile shareholder to propose an increase to our Board of Directors with a view to have its own board members elected and eventually gain control of the Board of Directors. An activist or hostile shareholder may take this action in order to eventually influence the direction of DiaMedica in a manner that is favorable to them, which may not be beneficial to DiaMedica or other shareholders. Such an attempt could ultimately have the effect of adversely impacting the strategic direction of DiaMedica, divert management attention and other resources away from our current strategic objectives, and otherwise cause instability within DiaMedica, any of which may hinder our business plans and decrease the value of our common shares as a result. Approving the proposed amendment to our Articles would prohibit a shareholder from having the ability to increase the size of the Board of Directors, providing DiaMedica and our shareholders protection from the effects described above and ensuring greater stability in DiaMedica’s trajectory.

The proposed amendment to our Articles additionally stipulates that, if DiaMedica is no longer a public company, the number of directors would be either the number of directors set by the Board of Directors or the number of directors set under Article 14.4. This removes the requirement that our Board of Directors be comprised of at least three directors in the event that DiaMedica is no longer a public company, which is a standard imposed by the Nasdaq Listing Rules. The Board of Directors believes that making this update would provide DiaMedica with greater flexibility in the event that DiaMedica was no longer a public company and, therefore, no longer required to comply with the Nasdaq Listing Rules.

For the reasons stated above, on March 9, 2023, our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, approved, subject to shareholder approval, a proposed amendment to our Articles to provide that only the Board of Directors fix the number of directors.

Potential Effects of the Proposed Articles Amendment

The proposed amendment to our Articles to provide that only the Board of Directors fix the number of directors will have the effect of vesting this responsibility solely in the Board of Directors. Accordingly, if the proposed amendment is approved, it may have the effect of rending more difficult or discouraging a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our common shares, or the replacement or removal of our Board of Directors.

SEC rules require disclosure of governing document provisions that could have an anti-takeover effect. Our Notice of Articles and Articles contain the following anti-takeover provisions that may have the anti-takeover effect of delaying, deferring or preventing a change in control of DiaMedica:

●

Subject to the BCBCA and the rights, if any, of the holders of our issued common shares, we have an unlimited number of common shares available for future issuance without shareholder approval. The existence of unissued and unreserved common shares may enable the Board of Directors to issue common shares to persons friendly to current management, thereby protecting the continuity of our management.

●

Subject to the BCBCA, unless an alteration of our Notice of Articles would be required, our directors can authorize the alteration of our Articles to, among other things, create additional classes or series of shares or, if none of the shares of a class or series are allotted or issued, eliminate that class or series of shares.

●

Subject to the BCBCA, our shareholders can authorize the alteration of our Articles and Notice of Articles to create or vary the rights or restrictions attached to any class of our shares by passing an ordinary resolution at a duly convened meeting of shareholders.

●

Only the chairman of the Board of Directors, the chief executive officer, or president in the absence of a chief executive officer, or a majority of the directors, by resolution, may, at any time, call a meeting of the shareholders. Subject to the BCBCA, shareholders holding no less than five percent of our issued common shares that carry the right to vote may request a meeting of the shareholders.

●

The affirmative vote of at least two-thirds of the votes cast is required to pass a special resolution at a meeting of shareholders, which includes any business brought before a special meeting of shareholders and certain business brought before an annual general meeting of shareholders.

●

Our Board of Directors may fill vacancies on the Board of Directors. Our directors may also, between annual general meetings of our shareholders, appoint one or more additional directors to serve until the next annual general meeting of shareholders; provided, however, that the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last meeting of shareholders.

●

Directors may be removed by a special resolution of shareholders if approved by holders of at least two-thirds our outstanding common shares represented in person or by proxy at a duly convened meeting of our shareholders.

●

We will indemnify our directors, former directors, his or her heirs and legal personal representatives and other individuals as we may determine against all eligible penalties to which such person is or may be liable to the fullest extent permitted by British Columbia law. We will pay all expenses actually and reasonably incurred by such person, either as such expenses are incurred in advance of the final disposition of an eligible proceeding or after the final disposition of an eligible proceeding.

Timing and Effect of Articles Amendment

If this Voting Proposal Four is approved by our stockholders, the changes described in this section will become effective immediately. If our shareholders do not approve this Voting Proposal Four, the changes described in this section will not be made, and the provisions currently set forth in Articles 13.1 and 13.2 will remain effective. The approval of the amendment to our Articles set forth in this Voting Proposal Four is not conditioned upon approval of the amendment to our Articles set forth in Voting Proposal Three. Similarly, the approval of the amendment to our Articles set forth in Voting Proposal Three is not conditioned upon approval of the amendment to our Articles set forth in this Voting Proposal Four.

Board Recommendation

The Board of Directors unanimously recommends that our shareholders vote FOR approval of the amendment to our Articles to provide that only the Board of Directors fix the number of directors.

The Board of Directors Recommends a Vote FOR Voting Proposal Four	☑

STOCK OWNERSHIP

________________

Security Ownership of Significant Beneficial Owners

The table below sets forth information as to entities that have reported to the SEC or have otherwise advised us that they are a beneficial owner, as defined by the SEC’s rules and regulations, of more than five percent of our common shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Shares	TomEqt Private AB c/o KinKon AB Biblioteksgatan 25 11435 Stockholm, Sweden	2,855,847(2)	10.8%

Common Shares	Trill AB Sveavägen 17, 18th Floor SE-111 57 Stockholm, Sweden	2,551,020(3)	9.6%

Common Shares	Richard Jacinto II 394 Saddle Back Trail Franklin Lakes, NJ 07417	2,500,000(4)	9.5%

(1)	Percent of class is based on 26,460,688 shares outstanding as of our record date, March 21, 2023.

(2)

Based solely on information contained in a Schedule 13G/A of TomEnterprise AB filed with the SEC on December 6, 2022, reflecting beneficial ownership as of July 8, 2022. TomEqt Private AB is the record holder of 2,855,847 shares. Mr. Thomas Von Koch, as the board member of TomEqt Private AB, has the sole power to vote and dispose of the common shares and is deemed to be the beneficial owner of all the shares. As of the date of the Schedule 13G/A, TomEnterprise AB, the previous record holder of the common shares, is no longer the record holder of any shares. TomEqt Private AB, TomEnterprise AB, and Mr. Von Koch filed their Schedule 13G/A jointly, but not as members of a group, and each disclaims membership in a group.

(3)

Based solely on information contained in a Schedule 13G of Trill AB filed with the SEC on October 8, 2021, reflecting beneficial ownership as of September 28, 2021. Trill AB is the record holder of 2,551,020 shares. Mr. Jan Ståhlberg, as the board member of Trill AB, has the sole power to vote and dispose of the shares and is deemed to be the beneficial owner of all the shares. Trill AB and Mr. Ståhlberg filed their Schedule 13G jointly, but not as members of a group, and each disclaims membership in a group.

(4)

Based solely on information contained in a Schedule 13G/A of Mr. Richard Jacinto II filed with the SEC on January 13, 2023, reflecting beneficial ownership as of December 31, 2022. Mr. Jacinto has the sole power to vote and dispose of the common shares and is deemed to be the beneficial owner of all the shares.

Security Ownership of Management

The table below sets forth information known to us regarding the beneficial ownership of our common shares as of March 21, 2023, by:

●	each of our current directors;

●	each of the individuals named in the Summary Compensation Table under “Executive Compensation” on page 41; and

●	all of our current directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, as determined by the rules of the SEC, except as otherwise set forth in the notes to the table and subject to community property laws, where applicable. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (i) the exercise of any option, warrant or right; (ii) the conversion of a security; (iii) the power to revoke a trust, discretionary account or similar arrangement; or (iv) the automatic termination of a trust, discretionary account or similar arrangement. However, such unissued shares of common shares are not deemed to be outstanding for calculating the percentage of common shares owned by any other person.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o DiaMedica Therapeutics Inc., 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Common Shares	Michael Giuffre, M.D.	393,216	(3)	1.5%
Common Shares	Tanya Lewis	—		*
Common Shares	James Parsons	109,075		*
Common Shares	Rick Pauls	643,700		2.4%
Common Shares	Richard Pilnik	295,284		1.1%
Common Shares	Charles Semba, M.D.	25,164		*
Common Shares	Kirsten Gruis, M.D.	53,333		*
Common Shares	Scott Kellen	230,623		*
Common Shares	All current directors and executive officers as a group (10 persons)	1,793,195		6.5%

*	Represents beneficial ownership of less than one percent.

(1)

Includes for the persons listed below the following shares subject to options, restricted stock units and deferred stock units held by such persons that are currently exercisable or become exercisable within 60 days of March 21, 2023:

Name	Shares Underlying Stock Options	Shares Underlying Restricted Stock Units	Shares Underlying Deferred Stock Units
Directors
Michael Giuffre, M.D.	73,066	—	47,257
Tanya Lewis	—	—	—
James Parsons	70,566	—	36,259
Rick Pauls	587,896	—	1,749
Richard Pilnik	119,953	—	72,241
Charles Semba, M.D.	20,875	4,289	—
Executive Officers
Rick Pauls	587,896	—	1,749
Kirsten Gruis, M.D.	53,333	—	—
Scott Kellen	208,333	—	—
Other Executive Officers.	40,000	—	—
All current directors and executive officers as a group (10 persons)	1,174,022	4,289	157,506

(2)	Percent of class is based on 26,460,688 shares outstanding as of our record date, March 21, 2023.

(3)

Includes: (i) 25,573 shares held by 424822 Albert Ltd, over which Dr. Giuffre has sole voting and dispositive power, (ii) 164,890 shares Dr. Giuffre and his spouse hold jointly, (iii) 21,070 common shares held by Dr. Giuffre’s spouse and (iv) 61,360 shares held directly by Dr. Giuffre.

Delinquent Section 16(a) Reports

Section 16(a) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers and persons who beneficially own more than ten percent of our common shares to file with the SEC reports showing ownership of and changes in ownership of our common shares and other equity securities. Based on a review of reports filed by these reporting persons on the SEC’s electronic filing, or EDGAR, system and written representations by our directors and executive officers, we believe that all of our directors, executive officers and greater than 10% owners complied with all filing requirements applicable to them during 2022, except that a Form 4 reporting open market purchases by TomEnterprise AB was not filed on a timely basis.

CORPORATE GOVERNANCE

________________

Management by Board of Directors

The Board of Directors is responsible for overseeing the management of DiaMedica and for the conduct of our affairs generally. Each director is elected annually by the shareholders and serves for a term that will end at the next annual general meeting of shareholders.

The Board of Directors facilitates its exercise of independent supervision over the management of DiaMedica through a combination of formal meetings of the Board of Directors and informal discussions amongst Board members. The Board of Directors is comprised of a majority of independent directors. The Board of Directors manages governance matters both directly and through its Board committees, which are described in more detail below. The Board of Directors looks to management of DiaMedica to keep it apprised of all significant developments affecting DiaMedica and our operations. All major acquisitions, dispositions, investments, contracts and other significant matters outside the ordinary course of our business are subject to approval by the Board of Directors.

Corporate Governance Guidelines

The Board of Directors has established Corporate Governance Guidelines that describe our basic approach to corporate governance. A copy of these Corporate Governance Guidelines can be found on the “Investor Relations—Governance” section of our corporate website www.diamedica.com. Among the topics addressed in our Corporate Governance Guidelines are:

● Board size and qualifications	● Conflicts of interest and director independence
● Selection of directors	● Board interaction with corporate constituencies
● Board leadership	● Change of principal occupation
● Board committees	● Term limits
● Board and committee meetings	● Retirement and resignation policy
● Executive sessions of independent directors	● Board compensation
● Meeting attendance by directors and non-directors	● Stock ownership by directors
● Appropriate information and access	● Board compensation
● Ability to retain advisors	● Stock ownership by directors
● CEO evaluation	● Loans to directors and executive officers
● Succession planning	● Board and committee evaluation
● Communications with directors

Board Leadership Structure

Under our Corporate Governance Guidelines, the Board of Directors may select from its members a Chairman of the Board. The office of Chairman of the Board and the office of President and Chief Executive Officer may be held by one person. The Board of Directors believes it is best not to have a fixed policy on this issue and that it should be free to make this determination based on what it believes is best in light of current circumstances. The Board of Directors, acting as a group or through the Nominating and Corporate Governance Committee, will periodically review the leadership structure of the Board of Directors to assess whether it is appropriate given the specific characteristics and circumstances of DiaMedica. However, the Board of Directors does strongly endorse the concept of independent directors being in a position of leadership. If at any time, the Chief Executive Officer and Chairman of the Board are the same, the Board of Directors shall elect an independent director to serve as the lead director. The lead director will have the following duties and responsibilities in addition to such other duties and responsibilities as may be determined by the Board of Directors from time to time.

●	chairing the executive sessions of the independent directors and calling meetings of the independent directors;

●	determining the agenda for the executive sessions of the independent directors and participating with the Chairman of the Board in establishing the agenda for Board meetings;

●	coordinating feedback among the independent directors and the Chief Executive Officer;

●	overseeing the development of appropriate responses to communications from shareholders and other interested persons addressed to the independent directors as a group;

●	on behalf of the independent directors, retaining legal counsel or other advisors as they deem appropriate in the conduct of their duties and responsibilities; and

●	performing such other duties as the Board of Directors deems appropriate from time to time.

Mr. Pilnik currently serves as Chairman of the Board and Rick Pauls currently serves as President and Chief Executive Officer.

We currently believe this leadership structure is in the best interests of DiaMedica and our shareholders and strikes the appropriate balance between the President and Chief Executive Officer’s responsibility for the strategic direction, day-to-day leadership and performance of our company and the Chairman of our Board’s responsibility to guide overall strategic direction of our company and provide oversight of our corporate governance and guidance to our President and Chief Executive Officer and to set the agenda for and preside over board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe that our company is well served by this leadership structure. We anticipate that the Board of Directors will periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Under our Corporate Governance Guidelines, our independent directors will meet with no company management present during a portion of or after Board meetings on a regular basis but not fewer than two times per year. After each such executive session, and as otherwise necessary, our Chairman of the Board provides our Chief Executive Officer with any actionable feedback from our independent directors. The Board of Directors met six times in executive session during the fiscal year ended December 31, 2022.

Director Independence

The Board of Directors has affirmatively determined that five of DiaMedica’s current six directors are “independent directors” under the Nasdaq Listing Rules: Michael Giuffre, M.D., Tanya Lewis, James Parsons, Richard Pilnik and Charles Semba, M.D. In addition, Amy L. Burroughs, a former director, who served during 2022 was also affirmatively determined by the Board of Directors to be an “independent director” under the Nasdaq Listing Rules. In making these affirmative determinations that such individuals are “independent directors,” the Board of Directors reviewed and discussed information provided by the directors and by DiaMedica with regard to each director’s business and personal activities as they may relate to DiaMedica and our management.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees has the composition described in the table below and the responsibilities described in the sections below. The Board of Directors has adopted a written charter for each committee of the Board of Directors which can be found on the “Investor Relations—Governance” section of our corporate website www.diamedica.com. The Board of Directors from time to time may establish other committees.

The following table summarizes the current membership of each of our three Board committees.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael Giuffre, M.D.		Chair	●
Tanya Lewis		●
James Parsons	Chair	●
Rick Pauls
Richard Pilnik	●		Chair
Charles Semba, M.D.	●	●

Audit Committee

Responsibilities. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to our annual and quarterly financial statements filed with the SEC and any applicable securities regulatory authorities of the provinces and territories of Canada, our financial reporting process, our internal control over financial accounting and disclosure controls and procedures, the annual independent audit of our financial statements and the effectiveness of our legal compliance and ethics programs. The Audit Committee’s primary responsibilities include:

●	overseeing our financial reporting process, internal control over financial reporting and disclosure controls and procedures on behalf of the Board of Directors;

●	having sole authority to appoint, oversee, evaluate, retain and terminate the engagement of our independent registered public accounting firm and establish the compensation to be paid to the firm;

●	reviewing and pre-approving all audit services and permissible non-audit services to be provided to us by our independent registered public accounting firm;

●

establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

●

overseeing our systems to monitor legal and ethical compliance programs, including the establishment and administration of (including the grant of any waiver from) a written code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Audit Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Audit Committee are Mr. Parsons, Mr. Pilnik, and Dr. Semba. Mr. Parsons is the Chair of the Audit Committee. Ms. Burroughs, a former director of DiaMedica, also served as an Audit Committee member during 2022.

Each member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees pursuant to the Nasdaq Listing Rules and the rules and regulations of the SEC and is “financially literate” as required by the Nasdaq Listing Rules. In addition, the Board of Directors has determined that Mr. Parsons qualifies as an “audit committee financial expert” as defined by the rules and regulations of the SEC and meets the qualifications of “financial sophistication” under the Nasdaq Listing Rules as a result of his extensive financial background and various financial positions he has held throughout his career. Shareholders should understand that these designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board of Directors.

Audit Committee Report. This report is furnished by the Audit Committee of the Board of Directors with respect to DiaMedica’s consolidated financial statements for the year ended December 31, 2022.

One of the purposes of the Audit Committee is to oversee DiaMedica’s accounting and financial reporting processes and the audit of DiaMedica’s annual consolidated financial statements. DiaMedica’s management is responsible for the preparation and presentation of complete and accurate financial statements. DiaMedica’s independent registered public accounting firm, Baker Tilly US, LLP, is responsible for performing an independent audit of DiaMedica’s annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed DiaMedica’s audited consolidated financial statements for the year ended December 31, 2022 with DiaMedica’s management. Management represented to the Audit Committee that DiaMedica’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with Baker Tilly US, LLP the matters required to be discussed under Public Company Accounting Oversight Board standards and Securities and Exchange Commission rules. The Audit Committee has received the written disclosures and the letter from Baker Tilly US, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly US, LLP’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with Baker Tilly US, LLP its independence and concluded that the independent registered public accounting firm is independent from DiaMedica and DiaMedica’s management.

Based on the review and discussions of the Audit Committee described above, in reliance on the unqualified opinion of Baker Tilly US, LLP regarding DiaMedica’s audited consolidated financial statements, and subject to the limitations on the role and responsibilities of the Audit Committee discussed above and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Directors that DiaMedica’s audited consolidated financial statements for the fiscal year ended December 31, 2022 be included in its Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

This report is dated as of March 9, 2023.

Audit Committee

James Parsons, Chair

Richard Pilnik

Charles Semba, M.D.

Other Information. Additional information regarding the Audit Committee and our independent registered public accounting firm is disclosed under the “Voting Proposal Two—Appointment of Baker Tilly US, LLP as our Independent Registered Public Accounting Firm and Authorization to Fix Remuneration” section of this proxy statement.

Compensation Committee

Responsibilities. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to compensation of our Chief Executive Officer and other executive officers and administers our equity compensation plans. The Compensation Committee’s primary responsibilities include:

●	determining all compensation for our Chief Executive Officer and other executive officers;

●	administering our equity-based compensation plans;

●	reviewing, assessing and approving overall strategies for attracting, developing, retaining and motivating our management and employees;

●	overseeing the development and implementation of succession plans for our Chief Executive Officer and other key executive officers and employees;

●	reviewing, assessing and approving overall compensation structure on an annual basis; and

●	recommending and leading a process for the determination of non-employee director compensation.

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities, and prior to doing so, assesses the independence of such experts and advisors from management.

Composition. The current members of the Compensation Committee are Dr. Giuffre, Ms. Lewis, Mr. Parsons, and Dr. Semba. Dr. Giuffre is the Chair of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is an “independent director” under the Nasdaq Listing Rules, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and otherwise independent under the rules and regulations of the SEC.

Processes and Procedures for Consideration and Determination of Executive Compensation. As described in more detail above under “—Responsibilities,” the Board of Directors has delegated to the Compensation Committee the responsibility, among other things, to determine any and all compensation payable to our executive officers, including annual salaries, short-term incentive compensation, long-term incentive compensation, perquisites and any and all other compensation, and to administer our equity-based compensation plans. The Compensation Committee has the full power and authority of the Board of Directors to perform these duties and to fulfill these responsibilities. Under the terms of its formal written charter, the Compensation Committee has the power and authority, to the extent permitted by applicable law, to delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee has delegated to the Chief Executive Officer and Chief Financial Officer, and each of them individually, under DiaMedica’s Amended and Restated 2019 Omnibus Incentive Plan the authority to approve initial stock option grants to newly hired non-executive officer employees of DiaMedica and subject to DiaMedica’s Equity Grant Policy and additional conditions and limitations specified by the Compensation Committee. The Compensation Committee has not delegated any other of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole.

The Compensation Committee in the past has engaged the services of Radford/Aon plc (Aon), an independent compensation consultant, to assist the Compensation Committee in developing a comprehensive compensation strategy based upon compensation levels at benchmark companies for DiaMedica. The Compensation Committee used the information in this report, recommendations from Aon and discussions with management, to establish a compensation strategy and set target compensation levels for officers and non-employee directors. The Compensation Committee initially retained Aon in April 2021 and shortly thereafter began to update its executive officer and non-employee director compensation analyses. More recently, in February 2023, the Compensation Committee retained Alpine Rewards, LLC to update its non-employee director compensation analysis. In making final decisions regarding compensation to be paid to our executive officers, the Compensation Committee considers several factors, including the benchmarking information gathered by its compensation consultants, the achievement by DiaMedica of pre-established performance objectives, the general performance of DiaMedica and the individual officers, and other factors that may be relevant.

Final deliberations and decisions by the Compensation Committee regarding the form and amount of compensation to be paid to our executive officers are made by the Compensation Committee, without the presence of any executive officer of our company.

Processes and Procedures for Consideration and Determination of Director Compensation. As mentioned above under “—Responsibilities,” the Board of Directors has delegated to the Compensation Committee the responsibility, among other things, to review and make recommendations to the Board of Directors concerning compensation for non-employee members of the Board of Directors, including but not limited to retainers, meeting fees, committee chair and member retainers and equity compensation. Decisions regarding director compensation made by the Compensation Committee are not considered final and are subject to final review and approval by the entire Board of Directors. In making recommendations to the Board of Directors regarding compensation to be paid to our non-employee directors, the Compensation Committee considers fees and other compensation paid to directors of benchmark companies as gathered by its compensation consultants, the number of Board and committee meetings that our directors are expected to attend, the duties and responsibilities of individual Board members, and other factors that may be relevant. In making final decisions regarding non-employee director compensation, the Board of Directors considers the same factors and the recommendation of the Compensation Committee.

Nominating and Corporate Governance Committee

Responsibilities. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to director nominations and corporate governance. The primary responsibilities of the Nominating and Corporate Governance Committee include:

●	identifying individuals qualified to become members of the Board of Directors, which includes reviewing and considering director nominees submitted by shareholders;

●	recommending director nominees for each annual general meeting of our shareholders and director nominees to fill any vacancies that may occur between general meetings of shareholders;

●	engaging in succession planning for the Board of Directors;

●

being aware of best practices in corporate governance matters and developing and recommending to the Board of Directors a set of corporate governance guidelines to govern the Board of Directors, its committees, DiaMedica and our employees;

●	recommending director diversity, retirement age, tenure and refreshment policies;

●	developing and overseeing an orientation process for new directors; and

●	developing and overseeing a periodic Board of Directors and Board committee evaluation process.

The Nominating and Corporate Governance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Orientation and Continuing Education of Directors. The Nominating and Corporate Governance Committee is responsible for developing and overseeing an orientation process for all new members of the Board of Directors. New directors are provided with access to our recent, publicly filed documents, technical reports and internal financial information and given copies of all Board of Director minutes and corporate governance materials. Directors are encouraged to ask questions and communicate with management, auditors, outside legal counsel and technical consultants to keep themselves current with industry trends and developments and changes in legislation. Continuing education is an important compliance requirement to promote the competence and integrity of Board members. Our directors are encouraged to take part in relevant education programs offered by appropriate regulatory bodies.

Composition. The current members of the Nominating and Corporate Governance Committee are Dr. Giuffre and Mr. Pilnik. Mr. Pilnik is the Chair of the Nominating and Corporate Governance Committee. Ms. Burroughs, a former director of DiaMedica, also served as a Nominating and Corporate Governance Committee member during 2022. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent director” under the Nasdaq Listing Rules.

Director Qualifications and the Nomination Process

The Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. New directors will be approved by the Board after evaluation and recommendation by the Nominating and Corporate Governance Committee. In identifying candidates for director, the Nominating and Corporate Governance Committee and the Board take into account the following:

●

the comments and recommendations of Board members regarding the qualifications and effectiveness of the existing Board, or additional qualifications that may be required when selecting new Board members;

●	the requisite expertise and sufficiently diverse backgrounds of the Board’s overall membership composition;

●	the independence of outside directors and other possible conflicts of interest of existing and potential members of the Board; and

●	any other factors they consider appropriate.

Ms. Lewis, who was appointed to the Board effective as of March 1, 2023, was identified by a member of management. When considering directors and nominees the Nominating and Corporate Governance Committee and the Board of Directors focuses primarily on the information discussed in each of the directors’ individual biographies, personal interview and recommendations.

The Nominating and Corporate Governance Committee will consider director candidates recommended to it by our shareholders. Those candidates must be qualified and exhibit the experience and expertise required of the Board’s own pool of candidates, as well as have an interest in our business and demonstrate the ability to attend and prepare for Board, committee, and shareholder meetings. Any candidate must provide a written statement, in advance, affirming his or her willingness and interest in serving on the Board. Candidates should represent the interests of all shareholders and not those of a special interest group. The Nominating and Corporate Governance Committee will evaluate candidates recommended by shareholders using the same criteria it uses to evaluate candidates recommended by others as described above. A shareholder that desires to nominate a person for election to the Board of Directors at a meeting of shareholders must follow the specified advance notice requirements contained in, and provide the specific information required by British Columbia’s Business Corporations Act, as well as our Articles if Voting Proposal Three is approved by our shareholders. See additional information below in “Shareholder Proposals for 2024 Annual General Meeting of Shareholders.”

Board Diversity Matrix

The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of March 21, 2023)
Total Number of Directors	6
	Female	Male	Non-Binary
Part I: Gender Identity
Directors	1	5	—
Part II: Demographic Background
African American or Black	1	—	—
Alaskan Native or Native American	—	—	—
Asian	—	1	—
Hispanic or Latinx	—	—	—
Native Hawaiian or Pacific Islander	—	—	—
White	—	4	—
Two or More Races or Ethnicities	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Board Diversity

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board of Directors, on an annual basis, the appropriate characteristics, skills and experience required for the Board of Directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board of Directors in approving (and, in the case of vacancies, appointing) such candidates, take into account many factors, including the following:

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

●	strong finance experience;

●	relevant social policy concerns;

●	experience relevant to our industry;

●	experience as a board member or executive officer of another publicly held company;

●	relevant academic expertise or other proficiency in an area of our operations;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

●	practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and

●	any other relevant qualifications, attributes or skills.

The Board of Directors evaluates each individual, whether an incumbent director or a director candidate, based on their qualifications, judgment, attributes, background, experiences, perspectives and skills in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience.

We believe that a board of directors made up of highly qualified individuals from diverse backgrounds promotes better corporate governance, performance and effective decision-making. The Nominating and Corporate Governance Committee makes efforts to ensure that directors and officers have a wide range of skills, experiences and backgrounds to meet our needs. To support this objective, the Nominating and Corporate Governance Committee will, when seeking candidates for Board of Directors or executive positions, among other things, (a) consider candidates who are highly qualified based on their experience, functional expertise and personal skills and qualities; and (b) consider diversity criteria including gender and geographical background of the candidate. As at the date of this proxy statement, one (17%) woman and two (33%) individuals who are racially or ethnically diverse are on our Board of Directors and two (40%) women and no racially or ethnically diverse are executive officers of DiaMedica. Additionally, Mr. Pilnik was born and grew up in São Paulo, Brazil, and speaks Portuguese and Spanish fluently.

Role of Board in Risk Oversight Process

Risk is inherent with every business. We face a number of risks, including regulatory, compliance, legal, competitive, financial (accounting, credit, interest rate, liquidity and tax), operational, political, strategic and reputational risks. Our management is responsible for the day-to-day management of risks faced by us, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to us. Our President and Chief Executive Officer, who is also a member of the Board of Directors, regularly discusses with the Board of Directors the strategies and risks facing our company.

The standing committees of the Board of Directors oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on our processes for the management of business and financial risk. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to our company. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning. The Nominating and Corporate Governance Committee oversees risks relating to our corporate governance matters and policies and director succession planning.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to all of our directors, officers and employees, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002, the rules of the SEC promulgated thereunder and the Nasdaq Listing Rules. We monitor employee and director compliance with our code of business conduct and ethics through employee and director reporting. Violations may be reported to supervisors, the Chief Financial Officer or, alternatively, to the Chair of the Audit Committee via e-mail. We investigate all reported violations and discipline as appropriate. In the event that any changes are made or any waivers from the provisions of the code of business conduct and ethics are made, these events would be disclosed on our website or in a Current Report on Form 8-K filed with the SEC within four business days of such event. The code of business conduct and ethics is posted on our website at www.diamedica.com. Copies of the code of business conduct and ethics will be provided free of charge upon written request directed to Corporate Secretary, DiaMedica Therapeutics Inc., 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305.

Board and Committee Meetings

The Board of Directors met 12 times during the fiscal year ended December 31, 2022. The Audit Committee met 4 times, the Compensation Committee met 5 times, and the Nominating and Corporate Governance Committee met 5 times during the fiscal year ended December 31, 2022. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all Board committees on which the director served.

Policy Regarding Director Attendance at Annual General Meetings of Shareholders

Directors are encouraged, but not required, to attend our annual general meetings of shareholders. All of our then current directors attended the 2022 Annual General Meeting of Shareholders either in person, by telephone or by video conference.

Complaint Procedures

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by DiaMedica regarding accounting, internal accounting controls or auditing matters. These procedures provide for the submission by our employees, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. Our personnel with such concerns are encouraged to discuss their concerns with our compliance officer, outside legal counsel or Audit Committee Chair.

Process Regarding Shareholder Communications with Board of Directors

Shareholders may communicate with the Board of Directors or any one particular director by sending correspondence, addressed to DiaMedica’s Corporate Secretary, DiaMedica Therapeutics Inc., 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305 with an instruction to forward the communication to the Board of Directors or one or more particular directors. DiaMedica’s Corporate Secretary will promptly forward all such shareholder communications to the Board of Directors or the one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

DIRECTOR COMPENSATION

________________

Non-Employee Director Compensation Program

Overview. Our non-employee directors currently consist of Michael Giuffre, M.D., Tanya Lewis, James Parsons, Richard Pilnik, and Charles Semba, M.D. and during 2022 also included Amy L. Burroughs and not Tanya Lewis. We use a combination of cash and long-term equity-based incentive compensation in the form of annual stock option grants and either restricted stock units or deferred stock units in lieu of cash retainers to attract and retain qualified candidates to serve on the Board of Directors. In setting non-employee director compensation, we follow the process and procedures described under “Corporate Governance—Compensation Committee—Processes and Procedures for the Determination of Director Compensation.”

Cash Retainers. The following table sets forth the annual cash retainers paid to our non-employee directors during fiscal 2022:

Description	Annual Cash Retainer
Board Member	$40,000
Chairman of the Board	30,000
Audit Committee Chair	15,000
Audit Committee Member	7,500
Compensation Committee Chair	10,000
Compensation Committee Member	5,000
Nominating and Corporate Governance Committee Chair	7,500
Nominating and Corporate Governance Committee Member	3,750

Annual Stock Options. Each non-employee director is granted a stock option to purchase a number of common shares equal to 0.05% of our outstanding shares and the Chairman of the Board is granted an additional stock option to purchase a number of common shares equal to 0.02% of our outstanding shares, in each case rounding down to the nearest whole share. These annual stock options are granted effective as of June 1st each year. All of these stock options have a term of 10 years, a per share exercise price equal to 100% of the fair market value of a common share on the date of grant and vest and become exercisable in four as nearly equal as possible quarterly installments over one year, and in each case so long as the non-employee director is a director of DiaMedica as of such date. Accordingly, on June 1, 2022, each of our non-employee directors received an option to purchase 13,222 common shares at an exercise price equal to $2.45 per share and our Chairman of the Board received an additional 5,288 common shares at an exercise price equal to $2.45 per share. These options expire on May 31, 2032 and vest in four nearly equal quarterly installments over one year, subject to continued service.

Our non-employee director compensation program additionally provides that each new non-employee director will be granted a stock option to purchase a number of common shares equal to 0.1% of our outstanding shares, rounding down to the nearest whole share, effective as of the new director’s first day as a director. This initial equity award is in lieu of an annual equity award for the first year of service. This initial stock option has a term of 10 years, a per share exercise price equal to 100% of the fair market value of a common share on the date of grant and vests and becomes exercisable in 12 as nearly equal as possible quarterly installments over three years, and in each case so long as the non-employee director is a director of DiaMedica as of such date.

Deferred Stock Units or Restricted Stock Units in Lieu of Annual Cash Retainers. We provide our non-employee directors the opportunity to elect to receive DSUs or RSUs in lieu of up to 100% of their annual cash retainers payable for services to be rendered as a non-employee director, chairman and chair or member of any board committee. Effective as of the first trading day of each year, each of our non-employee directors who elected to receive DSUs or RSUs in lieu of all or a portion of such director’s annual cash retainers, will be granted DSU or RSU awards under the 2019 Plan or any other shareholder-approved plan covering that number of shares as determined based on the following formula (rounding down to the nearest whole share):

●

the aggregate dollar amount of the elected portion of the annual cash retainers that otherwise would have been payable to the non-employee director for services to be rendered as a non-employee director, Chairman of the Board and Chair or member of any Board committee during the year (or transition or other period, if applicable) based on such director’s Board committee memberships and Chair positions as of the date of grant, divided by

●

the 10-trading day average closing sale price of our common shares, as reported by the Nasdaq Capital Market, and as determined on the third (3rd) trading day prior to the anticipated grant date of the award.

Such DSU and RSU awards vest in four as nearly equal as possible quarterly installments, on March 31, June 30, September 30 and December 31, in each case so long as the non-employee director is a director of DiaMedica as of such date. DSU awards are settled following a separation from service by such director and RSU awards are settled immediately upon vesting or, if earlier, the death of the director.

If a non-employee director who elected to receive a DSU or RSU award in lieu of all or a portion of such director’s annual cash retainers is no longer a director of DiaMedica before such director’s interest in all of the shares underlying the DSU or RSU award have vested, the director will forfeit his or her rights to receive all of such unvested shares on the day his or her status as a director of DiaMedica terminates. However, shares underlying the DSU or RSU award corresponding to the elected cash retainers for such quarter in which the director’s status changed will vest ratably for such quarter based on the number of days of service as a director of DiaMedica during such quarter.

If a non-employee director of DiaMedica who elected to receive a DSU or RSU award in lieu of his or her annual cash retainers becomes entitled to receive an increased or additional annual cash retainer during the year, the director will receive such increased or additional annual cash retainer in cash until the director makes his or her election for the following year. Conversely, if a non-employee director of DiaMedica who elected to receive a DSU or RSU award in lieu of such director’s annual cash retainers experiences a change in committee membership or Chair positions prior to year end, such that the aggregate amount of annual cash retainers for the year to which the director is entitled is less than the aggregate amount used to calculate the director’s most recent DSU or RSU award, the director will forfeit effective as of such change his or her rights to receive the corresponding portion of the shares underlying such DSU or RSU award; provided, however, that in the event the director elected to receive only a portion of his or her cash retainers in the form of a DSU or RSU award, the amount of cash retainers to be received will be reduced first. In addition, in the event shares underlying the DSU or RSU award are forfeited, the vesting of the DSU or RSU award will be revised accordingly as of the date of such change.

Director Compensation Table

The table below provides summary information concerning the compensation of each individual who served as a director of our company during the fiscal year ended December 31, 2022, other than Rick Pauls, our President and Chief Executive Officer, who was not compensated separately for serving on the Board of Directors during fiscal 2022. His compensation during fiscal 2022 for serving as an executive officer of our company is set forth under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)(3)	Stock Awards(4)	All Other Compensation	Total
Amy L. Burroughs(5)	$51,250	$25,683	$3,386	$—	$80,319
Michael Giuffre, M.D.	53,750	25,683	4,551	—	83,984
James Parsons	60,000	25,683	5,079	—	90,762
Richard Pilnik	85,000	35,955	7,197	—	128,152
Charles Semba	52,500	25,683	—	—	78,183

(1)

The following directors elected to receive DSUs for all or part of their retainers: Burroughs ($40,000 was paid in the form of 11,182 DSUs); Giuffre ($53,750 was paid in the form of 15,026 DSUs); Parsons ($60,000 was paid in the form of 16,773 DSUs); and Pilnik ($85,000 was paid in the form of 23,762 DSUs).

(2)

Amounts reflect the grant date fair value for option awards granted to each non-employee director computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

(3)

The following directors held the following option awards as of December 31, 2022: Burroughs (32,008 options), Giuffre (76,371 options); Parsons (73,871 options); Pilnik (124,580 options); and Semba (32,008).

(4)

Represents the difference between the grant date fair value of the DSUs received by the director, using the grant date fair value of $3.88 per share, and the dollar amount of retainers used to calculate the number of DSUs, using an average stock price of $3.58 per share, if in excess of the dollar amount of the director’s retainers.

(5)	As previously disclosed, Ms. Burroughs resigned from the Board of Directors effective March 1, 2023.

Indemnification

Our Articles provide that, subject to British Columbia’s Business Corporations Act, we will indemnify a director or a former director (each an “eligible party”) and his or her heirs and legal representatives, against all eligible penalties to which such person is liable. DiaMedica must pay the expenses actually and reasonably incurred by such person in respect of any eligible proceeding either as they are incurred in advance of the final disposition of the proceeding or after the final disposition of a proceeding. Our Articles define an “eligible penalty” as a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding. Our Articles define an “eligible proceeding” as a legal proceeding or investigative action, whether current, threatened, pending or completed, in which an eligible party or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director of DiaMedica: (i) is or may be joined as a party; or (ii) is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding.

We entered into indemnification agreements with all of our directors, which are nearly identical to the indemnification agreements with our executive officers as described under “Executive Compensation—Executive Compensation Overview—Indemnification Agreements.”

At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the United States Securities Act of 1933, as amended (Securities Act) may be permitted to directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXECUTIVE COMPENSATION

________________

Executive Compensation Overview

This section addresses the compensation of our President and Chief Executive Officer and the two most highly compensated executive officers for the year ended December 31, 2022:

●	Rick Pauls, our President and Chief Executive Officer;

●	Kirsten Gruis, M.D., our Chief Medical Officer; and

●	Scott Kellen, our Chief Financial Officer and Corporate Secretary.

These executive officers are collectively referred to as the named executive officers.

When reading this Executive Compensation Overview, please note that we are an emerging growth company under the Jumpstart our Business Startups Act (JOBS Act) and are not required to provide a “Compensation Discussion and Analysis” of the type required by Item 402 of SEC Regulation S-K. This Executive Compensation Overview is intended to supplement the SEC-required disclosure, which is included in this section, and it is not a Compensation Discussion and Analysis.

Compensation Philosophy

The Compensation Committee generally targets executive compensation at the 50th percentile of our peer group as discussed below under “—Elements of Our Executive Compensation Program.”

Use of Market Data

We strive to compensate our executive officers competitively relative to other companies that are similar to us from a market capitalization, revenue, number of employees and clinical development perspective. To ensure reasonableness and competitiveness of our executive compensation packages relative to our peer companies, the Compensation Committee evaluates our peer group with the aid of our independent compensation consultant and with input from management. The peer group used to help determine 2022 compensation was prepared by our independent compensation consultant in 2021 and consisted of the following 15 other companies in the same industry and with similar characteristics from a market capitalization, revenue, number of employees and clinical development perspective.

Abeona Therapeutics	Aclaris Therapeutics	Actinium Pharmaceuticals
AVEO Pharmaceuticals	Catalyst Biosciences	Galectin Therapeutics
GlycoMimetics	Heat Biologics	Idera Pharmaceuticals
Lipocine	OncoSec Medical	Soleno Therapeutics
TRACON Pharmaceuticals	Tyme Technologies	Zynerba Pharmaceuticals

Data from this peer group, therefore, was considered in the compensation benchmarking process as one input in helping us determine appropriate pay levels.

Use of Consultants

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities, and prior to doing so, assesses the independence of such experts and advisors from management. The Compensation Committee retained Aon in April 2021 and updated its executive officer and non-employee director compensation analyses shortly thereafter. Aon did not provide any services to our company other than those for which it was retained by the Compensation Committee.

Elements of Our Executive Compensation Program

During 2022, our executive compensation program consisted of several key elements, which are described in the table below along with the key characteristics of, and the purpose for, each element. The following table also describes any key 2022 changes to each of these elements.

Element	Key Characteristics	Purpose	Key 2022 Changes
Base Salary (Fixed, Cash)	A fixed amount, paid in cash periodically throughout the year and reviewed annually and, if appropriate, adjusted.	Provides a source of fixed income that is market competitive and reflects scope and responsibility of the position held.

Our CEO received a base salary increase of 5%, and our CFO received a base salary increase of 14% to move toward our target positioning in our peer group. Our CMO was hired in 2022 and, therefore, did not receive a base salary increase in 2022.

Short-Term Incentive (STI) (Variable, Cash)	A variable, short-term element of compensation that is payable in cash based on achievement of key pre-established annual corporate objectives, and for certain executives, individual goals.	Motivates and rewards our executives for achievement of annual corporate and other objectives.

We set our CEO’s target incentive percentage under our short-term incentive plan to 50% of his base salary and set our CFO’s and CMO’s target incentive percentages to 40% of their base salaries in order to align STI compensation to our target positioning in our peer group.

Our CEO and CFO received STI payouts of 75% of target, and our CMO received a payout equal to 90% of target.

Long-Term Incentives (LTI) (Variable, Equity-Based Awards)	A variable, long-term element of compensation that is provided in the form of time-vested stock option awards.

Aligns the interests of our executives with our shareholders; encourages our executives to focus on DiaMedica’s long-term performance; promotes retention of our executives; and encourages significant ownership of our common shares.

Our named executive officers received stock option awards, with 25% vesting on the one-year anniversary of the grant date and the remaining 75% vesting in 36 equal monthly amounts beginning one month after the one-year anniversary.

Retirement Benefits	A defined contribution retirement plan with a discretionary Company match.	Provides an opportunity for employees to save and prepare financially for retirement.	No changes.

We describe each key element of our executive compensation program in more detail in the following pages, along with the compensation decisions made in 2022. The compensation paid to our named executive officers is governed, in part, by written employment agreements with them, which are described below under “—Employment Agreements.” The named executive officers also have termination and change in control benefits as set forth in their respective employment agreements. See “—Post-Termination Severance and Change in Control Arrangements.”

Pay for Performance and Pay Mix

We seek to motivate management to achieve corporate objectives and increase shareholder value through incentive plans that reward higher performance with increased incentive payouts and hold management accountable for performance that falls below targeted levels by paying reduced or no incentive payouts. Accordingly, in general, our executive compensation program emphasizes variable, at-risk, pay elements as a significant portion of each executive’s total compensation package.

The breakdown of variable, at-risk, pay (broken out between short-term incentives and long-term incentives) compared to fixed pay (i.e., base salary) reported for 2022 in the Summary Compensation Table for our President and Chief Executive Officers and other named executive officers is as follows:

Base Salary

We provide a base salary for our named executive officers, which is not subject to company or individual performance risk. We recognize the need for most executives to receive at least a portion of their total compensation in the form of a guaranteed base salary that is paid in cash regularly throughout the year. The base salaries set for our named executive officers are intended to provide a steady income regardless of share price performance, allowing executives to focus on both near-term and long-term goals and objectives without undue reliance on short-term share price performance or market fluctuations.

We initially fix base salaries for our executives at a level that we believe enables us to hire and retain them in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business objectives. The Compensation Committee reviews and approves any increases in base salaries for our named executive officers.

The base salary for each of our named executive officers for fiscal 2022 compared to fiscal 2021 is as follows:

Name	Fiscal 2022	Fiscal 2021	% Change from Fiscal 2021
Rick Pauls	$529,000	$504,185	5%
Kirsten Gruis, M.D.	380,000	—	—
Scott Kellen	340,000	297,567	14%

In April 2022, the Compensation Committee approved base salary increases of approximately 5% for our Chief Executive Officer and 14% for our Chief Financial Officer. The base salary increases were intended to bring their base salaries closer to our target positioning in our peer group and provide for cost of living adjustments. Our CMO was hired in 2022 and, therefore, did not receive a base salary increase in 2022.

Annual Short-Term Incentive Compensation

In addition to base compensation, we provide our named executive officers the opportunity to earn short-term incentive (STI) compensation based on the achievement of certain annual corporate and individual performance goals. Our STI program directly aligns the interests of our executive officers and shareholders by providing an incentive for the achievement of key corporate and individual performance objectives that are critical to the success of our company and linking a significant portion of each executive’s annual compensation to the achievement of such objectives.

Under the 2022 STI program, each named executive officer had a target incentive percentage that was a percentage of their base salary.

Name	Percentage of Base Salary
Rick Pauls	50%
Kirsten Gruis, M.D.	40%
Scott Kellen	40%

2022 STI payouts were based primarily on actions taken by management after the clinical hold was imposed by the United States Food and Drug Administration on the investigational new drug application for our ReMEDy2 trial, and to a lesser extent, our financial and operating performance, including clinical activities, for the fiscal year ended December 31, 2022 against three pre-established corporate performance objectives that related to clinical development milestones and either two or three individual performance objectives that related to each named executive’s corporate responsibilities. 2022 STI payouts were as follows:

Officer Name and Position	2022 Base Salary	Target Incentive Percentage of Base Salary	Target Bonus Opportunity	2022 Actual Payout
Rick Pauls	$529,000	50%	$264,500	$198,342
Kirsten Gruis, M.D.	380,000	40%	152,000	137,085
Scott Kellen	340,000	40%	136,000	101,983

Long-Term Equity-Based Incentive Compensation

The long-term equity-based incentive compensation component consists of stock options granted under the DiaMedica Therapeutics Inc. Amended and Restated 2019 Omnibus Incentive Plan. Long-term equity-based incentives are intended to comprise a significant portion of each executive’s compensation package, consistent with our executive compensation objective to align the interests of our executives with the interests of our shareholders.

The Compensation Committee believes that options effectively incentivize executives to maximize company performance over the long-term, as the value of awards is directly tied to an appreciation in the value of our common shares. Stock options also provide an effective retention mechanism because of vesting provisions. An important objective of our long-term equity-based incentive program is to strengthen the relationship between the long-term value of our common shares and the potential financial gain for our executives. Stock options provide recipients with the opportunity to purchase our common shares at a price fixed on the grant date regardless of future market price. Because stock options become valuable only if the share price increases above the exercise price and the option holder remains employed during the period required for the option to vest, they provide an incentive for an executive to remain employed. In addition, stock options link a portion of an executive’s compensation to the interests of our shareholders by providing an incentive to achieve corporate goals and increase the market price of our common shares over time.

The table below sets forth the stock options that we granted to our named executive officers in 2022, which options vest with respect to 25% of the underlying common shares on the one-year anniversary of the grant date, and with respect to the remaining 75% of the underlying common shares in 36 as nearly equal as possible monthly installments commencing one month after the one-year anniversary of the grant date:

Name	Grant Date	Grant Date Fair Value	Number of Shares Underlying Options	Exercise Price
Rick Pauls	06/01/22	$343,819	177,000	$2.45
Kirsten Gruis, M.D.(1)	01/03/22	487,789	160,000	3.88
Scott Kellen	06/01/22	116,549	60,000	2.45

(1)

Pursuant to the DiaMedica Therapeutics Inc. 2021 Employment Inducement Incentive Plan, Dr. Kirsten Gruis was granted a stock option to purchase 160,000 common shares in connection with the commencement of her employment. Dr. Gruis did not receive additional long-term equity-based incentive compensation during 2022.

The number of stock options granted to our executives was determined based on a percent of company analysis as opposed to a value analysis.

All Other Compensation

It is generally our policy not to extend perquisites to our executives that are not available to our employees generally. Our executives receive benefits that are also received by our other employees, including participation in the DiaMedica USA, Inc. 401(k) Plan and health, dental, disability and life insurance benefits.

Employment Agreements

In September 2018, we entered into employment agreements with our CEO and CFO, and in January 2022, we entered into an employment agreement with our CMO, each of which provide for an annual base salary, subject to periodic reviews, incentive based compensation, equity-based compensation and benefits, in each case as determined by the Board of Directors (or a committee thereof) from time to time. The agreements contain standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions. The agreements also contain standard severance and change in control provisions which are described under “—Post-Termination Severance and Change in Control Arrangements.”

Post Termination Severance and Change in Control Arrangements

Severance Arrangements. Under the terms of the employment agreements with our executive officers, if we terminate the executive’s employment without “cause”, the executive will be entitled to: (i) salary continuation payments for 12 months in the case of Mr. Pauls and nine months in the case of each of the other executives, (ii) Consolidated Omnibus Budget Reconciliation Act (COBRA) premium reimbursement during the salary continuation period, (iii) a pro rata portion of the executive’s target annual bonus for the year of termination, and (iv) immediate acceleration of the executive’s equity awards. These severance benefits are subject to the executive executing a separation agreement and release of claims. “Cause” is defined in the employment agreements as: (i) gross negligence or willful failure to perform the executive’s duties and responsibilities to DiaMedica; (ii) commission of any act of fraud, theft, embezzlement, financial dishonesty or any other willful misconduct that has caused or is reasonably expected to result in injury to DiaMedica; (iii) conviction of, or pleading guilty or nolo contendere to, any felony or a lesser crime involving dishonesty or moral turpitude; (iv) material breach by the executive of any of their obligations under the agreement or any written agreement or covenant with DiaMedica, including the policies adopted from time to time by DiaMedica applicable to all executives, that has not been cured within 30 days of notice of such breach; or (v) we terminate the employment of the executive in connection with a liquidation, dissolution or winding down of DiaMedica. We believe that the form and amount of these severance benefits are fair and reasonable to both DiaMedica and our executives. The Compensation Committee reviews our severance arrangements periodically to ensure that they remain necessary and appropriate.

Change in Control Arrangements. To encourage continuity, stability and retention when considering the potential disruptive impact of an actual or potential corporate transaction, we have established change in control arrangements, including provisions in the 2019 Plan and executive employment agreements. These arrangements are designed to incentivize our executives to remain with our company in the event of a change in control or potential change in control.

Under the terms of the 2019 Plan, subject to the terms of the applicable award agreement or an individual agreement between DiaMedica and a participant, upon a change in control, the Board of Directors may, in its discretion, determine whether some or all outstanding options and stock appreciation rights shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and restricted stock unit awards shall lapse in full or in part and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Board of Directors may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of our common shares subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us or a combination of both cash and such shares of stock.

Under the terms of the employment agreements, if we terminate the executive’s employment without “cause” or the executive terminates their employment with “good reason” in connection with or within 12 months after a “change in control,” the executive will be entitled to: (i) salary continuation payments for 18 months in the case of Mr. Pauls and 12 months in the case of each of the other executives, (ii) COBRA premium reimbursement during the salary continuation period, (iii) a pro rata portion of their target annual bonus for the year of termination, and (iv) immediate acceleration of their equity awards. These severance benefits are subject to the executive executing a separation agreement and release of claims.

“Good reason” is defined in the employment agreements as the executive’s resignation within 30 days following the expiration of any cure period following the occurrence of one or more of the following, without the executive’s express written consent: (i) a material reduction of the executive’s duties, authority, reporting level, or responsibilities, relative to their duties, authority, reporting level, or responsibilities in effect immediately prior to such change in control; (ii) a material reduction in the executive’s base compensation; or (iii) DiaMedica’s requiring of the executive to change the principal location at which the executive is to perform services by more than 50 miles.

“Change in control” is defined in the employment agreements as the occurrence of any of the following: (i) the acquisition, other than from us, by any individual, entity or group of beneficial ownership of 50% or more of either our then outstanding common shares or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; (ii) the consummation of a reorganization, merger or consolidation of DiaMedica, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of our common shares and voting securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, of then outstanding common shares and the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or (iii) the sale or other disposition of all or substantially all of our assets.

We believe these change in control arrangements are an important part of our executive compensation program in part because they mitigate some of the risk for executives working in a smaller company where there is a meaningful risk that DiaMedica may be acquired. Change in control benefits are intended to attract and retain qualified executives who, absent these arrangements and in anticipation of a possible change in control of our company, might consider seeking employment alternatives to be less risky than remaining with our company through the transaction. We believe that the form and amount of these change in control benefits are fair and reasonable to both our company and our executives. The Compensation Committee periodically reviews our change in control arrangements to ensure that they remain necessary and appropriate.

Indemnification Agreements

We have entered into indemnification agreements with all of our executive officers. The indemnification agreements are governed exclusively by and construed according to the substantive laws of the BCBCA, without regard to conflicts-of-laws principles that would require the application of any other law, and provide, among other things, for indemnification, to the fullest extent permitted by law and our Articles, against any and all expenses (including attorneys’ fees) and liabilities, judgments, fines and amounts paid in settlement that are paid or incurred by the executive or on his or her behalf in connection with such action, suit or proceeding. We will be obligated to pay these amounts only if the executive acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of our company and, in the case of a criminal or administrative proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. The indemnification agreements provide that the executive will not be indemnified and expenses advanced with respect to an action, suit or proceeding initiated by the executive unless (i) so authorized or consented to by the Board of Directors or DiaMedica has joined in such action, suit or proceeding or (ii) the action, suit or proceeding is one to enforce the executive’s rights under the indemnification agreement. Our indemnification and expense advance obligations are subject to the condition that an appropriate person or body not party to the particular action, suit or proceeding shall not have determined that the executive is not permitted to be indemnified under applicable law. The indemnification agreements also set forth procedures that apply in the event an executive requests indemnification or an expense advance.

Summary Compensation Table

The table below provides summary information concerning all compensation awarded to, earned by or paid to our named executive officers during our 2022 and 2021 fiscal years. Mr. Pauls is also a director of DiaMedica and did not receive any compensation related to his role as a director.

Name and Principal Position	Year	Salary	Bonus(1)	Option Awards(2)	Non- Equity Incentive Plan Compen- sation(3)	All Other Compen-sation(4)	Total
Rick Pauls	2022	$522,796	$—	$343,819	$198,342	$15,650	$1,080,607
President and Chief Executive Officer	2021	477,448	—	452,081	191,590	15,050	1,136,169

Kirsten Gruis, M.D.(5)	2022	364,167	—	487,789	137,085	15,650	1,004,691
Chief Medical Officer

Scott Kellen	2022	329,392	—	116,549	101,983	15,650	563,574
Chief Financial Officer and Secretary	2021	286,211	—	154,999	90,460	15,050	546,720

(1)	We generally do not pay discretionary bonuses.

(2)

Amounts reflect the full grant-date fair value of stock options granted during the applicable year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. The grant date fair value is determined based on our Black-Scholes option pricing model. Pursuant to the DiaMedica Therapeutics Inc. 2021 Employment Inducement Incentive Plan, Dr. Kirsten Gruis was granted a stock option to purchase 160,000 common shares in connection with the commencement of her employment. Dr. Gruis did not receive additional long-term equity-based incentive compensation on June 1, 2022. The table below sets forth the specific assumptions used in the valuation of each such option award:

Grant Date	Grant Date Fair Value Per Share	Risk Free Interest Rate	Expected Life	Expected Volatility	Expected Dividend Yield
06/01/2022	$1.94	2.93%	5.6 years	102.86%	—
01/03/2022	$1.94	2.93%	5.6 years	102.86%	—
07/28/2021	$3.05	1.41%	5.5 years	103.67%	—

There can be no assurance that unvested awards will vest and, absent vesting and exercise, no value will be realized by the executive for the award.

(3)

Amounts reported represent awards earned for that year under our annual short-term incentive plan but paid during the following year. See “—Executive Compensation Overview—Annual Short-Term Incentive Compensation.”

(4)	The amounts shown in the “All Other Compensation” column for fiscal 2022 include the following with respect to each named executive officer:

Name	401(k) Match	Health Savings Account Contribution	Total
Rick Pauls	$12,200	$3,450	$15,650
Kirsten Gruis, M.D. .	12,200	3,450	15,650
Scott Kellen	12,200	3,450	15,650

(5)	Ms. Gruis was appointed an executive officer on January 3, 2022 and was not an executive in fiscal year 2021.

Outstanding Equity Awards at Fiscal Year-End

The following table presents for each named executive officer information regarding outstanding equity awards held as of December 31, 2022. All of our named executive officers held stock options as of December 31, 2022 and one of our named executive officers held deferred share units.

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date(2)	Number of Shares or Units of Stock That Have Not Vested(3) (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)
Rick Pauls
Stock Options	10,000	—	(CAD$) 21.40	06/25/2023
	67,500	—	(CAD$) 3.00	12/01/2025
	42,500	—	(CAD$) 5.20	11/28/2026
	42,500	—	(CAD$) 6.40	06/19/2027
	33,500	—	(CAD$) 11.20	04/17/2028
	264,000	—	(US$) 4.60	06/23/2029
	46,667	9,333	(US$) 4.64	05/31/2030
	54,688	120,312	(US$) 5.00	07/27/2031
	—	177,000	(US$) 2.45	05/31/2032

DSUs					1,749	(US$) 2,763

Kirsten Gruis, M.D.
Stock Options	160,000	—	(US$) 3.88	01/02/2032

Scott Kellen
Stock Options	50,250	—	(CAD$) 11.20	04/17/2028
	99,750	—	(US$) 4.60	06/23/2029
	29,167	5,833	(US$) 4.64	05/31/2030
	18,750	41,250	(US$) 5.00	07/27/2031
	—	60,000	(US$) 2.45	05/31/2032

(1)

The stock options that remained unvested as of December 31, 2022 generally vest monthly or quarterly and may be accelerated under certain circumstances, including if the recipient’s employment or service relationship with our company is involuntarily terminated.

(2)	All stock options have a 10-year term, but may terminate earlier if the recipient’s employment or service relationship with our company terminates.

(3)	All DSU awards are settled after the holder’s employment or service relationship with our company terminates.

(4)

The market value of DSU awards that have not been settled as of December 31, 2022 is based on the closing sale price of our common shares as reported by The Nasdaq Capital Market on December 30, 2022, the last trading day of 2022 ($1.58).

Employee Benefit and Stock Plans

Amended and Restated 2019 Omnibus Incentive Plan

The DiaMedica Therapeutics Inc. 2019 Omnibus Incentive Plan was adopted by the Board of Directors on March 14, 2019 and approved by our shareholders on May 22, 2019 and amended in 2022 to increase the number of shares available thereunder.

Shares Available. Subject to adjustment (as described below), the maximum number of our common shares authorized for issuance under the 2019 Plan is 4,000,000 shares. No more than 2,000,000 shares may be granted as incentive stock options, and no awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may exceed $400,000 (increased to $600,000 with respect to any non-employee director serving as Chairman of the Board or lead independent director or in the fiscal year of a non-employee director’s initial service as a non-employee director).

Eligible Participants. Awards may be granted to employees, non-employee directors and consultants of DiaMedica or any of our subsidiaries. A “consultant” for purposes of the 2019 Plan is one who renders services to DiaMedica or its subsidiaries that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities.

Awards Available. The 2019 Plan permits us to grant non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards, and other stock based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Transferability. Except pursuant to a testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the 2019 Plan, no right or interest of any participant in an award prior to the exercise (in the case of options or stock appreciation rights) or vesting, issuance or settlement of such award will be assignable or transferable, or subjected to any lien, during the lifetime of the participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

Termination of Employment or Other Service. The 2019 Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between DiaMedica and a participant. If a participant’s employment or other service with DiaMedica is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with DiaMedica is terminated by reason of death, disability, or retirement, then:

●

All outstanding stock options (excluding non-employee director options in the case of retirement) and stock appreciation rights held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or stock appreciation rights would otherwise expire;

●	All outstanding stock options and stock appreciation rights that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

●

All outstanding unvested restricted stock units, performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with DiaMedica or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board of Directors may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with DiaMedica is terminated by reason other than for cause, death, disability, or retirement, then:

●

All outstanding stock options (including non-employee director options) and stock appreciation rights held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or stock appreciation rights would otherwise expire;

●	All outstanding restricted stock will be terminated and forfeited; and

●

All outstanding unvested restricted stock units, performance awards and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with DiaMedica or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Board of Directors may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture, or extraordinary dividend (including a spin off) or other similar change in the corporate structure or our common shares, the Board of Directors will make the appropriate adjustment or substitution in order to prevent dilution or enlargement of the rights of participants. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the 2019 Plan. In order to prevent dilution or enlargement of the rights of participants, the Board of Directors may also adjust the number, kind and exercise price of securities or other property subject to outstanding awards.

Term, Termination and Amendment. Unless sooner terminated by the Board of Directors, the 2019 Plan will terminate at midnight on May 21, 2029. No award will be granted after termination of the 2019 Plan, but awards outstanding upon termination of the 2019 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2019 Plan.

Subject to certain exceptions as set forth in the 2019 Plan, the Board of Directors has the authority to terminate and the Board of Directors has the authority to amend the 2019 Plan or any outstanding award agreement at any time and from time to time. No termination or amendment of the 2019 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2019 Plan without the written consent of the participant holding such award.

Employment Inducement Plan

The DiaMedica Therapeutics Inc. 2021 Employment Inducement Plan (Employment Inducement Plan) was adopted by the Board of Directors on December 3, 2021 to facilitate the granting of equity awards as an inducement material to new employees joining DiaMedica. The Employment Inducement Plan was adopted without shareholder approval pursuant to Nasdaq Listing Rule 5635(c)(4) and is administered by the Compensation Committee.

The Board of Directors reserved 1,000,000 common shares for issuance under the Employment Inducement Plan, which permits the grant of options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards and other stock-based awards, to eligible recipients. The only persons eligible to receive awards under the Inducement Plan are individuals who are new employees and satisfy the standards for inducement grants under Nasdaq Listing Rule 5635(c)(4) or 5635(c)(3), as applicable.

Prior Stock Option Plan

The DiaMedica Therapeutics Inc. Amended and Restated Stock Option Plan (Option Plan) was adopted by the Board of Directors on September 30, 2018 and by our shareholders on November 6, 2018. The Option Plan was terminated with respect to future grants upon the approval by the shareholders of the 2019 Plan. Options outstanding under the Option Plan remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Option Plan.

Subject to the discretion of the Board of Directors, where a person ceases to be an eligible participant under the Option Plan, other than by reason of death or in the event of termination for cause, options granted to participants will cease to be exercisable on the earlier of the expiry date and 90 days after the date of termination. Subject to the discretion of the Board of Directors, if a participant is terminated for cause, all options received will terminate and cease to be exercisable upon such termination.

In the event of any change in our outstanding common shares by reason of any stock dividend, split, recapitalization, reclassification, amalgamation, merger, consolidation, combination or exchange of shares or distribution of rights to holders of shares or any other form of corporate reorganization whatsoever, an equitable adjustment will be made to the share limits in the Option Plan and any options then outstanding and the exercise price in respect of such options.

Prior Deferred Share Unit Plan

The DiaMedica Therapeutics Inc. Deferred Share Unit Plan (DSU Plan) was adopted by the Board of Directors on August 25, 2011 and by our shareholders on September 22, 2011. The DSU Plan was terminated with respect to future grants upon the approval by the shareholders of the 2019 Plan. DSU awards outstanding under the DSU Plan remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the DSU Plan. All DSU awards held by a recipient settle and the shares underlying such awards become issuable only after the termination of the recipient’s employment or other service with DiaMedica.

Anti-Hedging and Pledging Policy

DiaMedica has determined that there is a heightened legal risk and/or the appearance of improper or inappropriate conduct if officers, directors and employees engage in certain types of transactions in DiaMedica’s securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of DiaMedica’s equity securities. Therefore, DiaMedica’s Insider Trading Policy provides that officers, directors and employees must comply with the following policies with respect to certain transactions in DiaMedica’s securities:

●

Short Sales. Short sales of DiaMedica’s securities evidence an expectation on the part of the seller that the securities will decline in value, and therefore signal to the market that the seller has no confidence in DiaMedica or its short-term prospects. In addition, short sales may reduce the seller’s incentive to improve DiaMedica’s performance. For these reasons, short sales of DiaMedica’s securities are prohibited.

●

Publicly Traded Options. A transaction in options is, in effect, a bet on the short-term movement of DiaMedica’s common shares and therefore creates the appearance that an officer, director or employee is trading based on inside information. Transactions in options also may focus an officer’s, director’s or employee’s attention on short-term performance at the expense of DiaMedica’s long-term objectives. Accordingly, transactions in puts, calls or other derivative securities involving DiaMedica’s equity securities, on an exchange or in any other organized market, are prohibited.

●

Hedging Transactions. Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow an officer, director or employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the officer, director or employee to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the officer, director or employee may no longer have the same objectives as DiaMedica’s other shareholders. Therefore, such transactions involving DiaMedica’s equity securities are prohibited.

●

Purchases of DiaMedica’s Securities on Margin; Pledging DiaMedica’s Securities to Secure Margin or Other Loans. Purchasing on margin means borrowing from a brokerage firm, bank or other entity in order to purchase DiaMedica’s securities (other than in connection with a cashless exercise of stock options through a broker under DiaMedica’s equity plans). Margin purchases of DiaMedica’s securities are prohibited. Pledging DiaMedica’s securities as collateral to secure loans is also prohibited. This prohibition means, among other things, that directors, officers and employees cannot hold DiaMedica’s securities in a “margin account.”

RELATED PERSON RELATIONSHIPS AND TRANSACTIONS

________________

Introduction

Below under “—Description of Related Party Transactions” is a description of transactions that have occurred during the past two fiscal years, or any currently proposed transactions, to which we were or are a participant and in which:

●	the amounts involved exceeded or will exceed the lesser of: $120,000 or one percent (1%) of the average of our total assets at year end for the last two completed fiscal years; and

●

a related person (including any director, director nominee, executive officer, holder of more than 5% of our common shares or any member of their immediate family) had or will have a direct or indirect material interest.

Description of Related Party Transactions

Agreement with Trident Rx Consulting Services LLC

We previously engaged the services of Trident Rx Consulting Services LLC, a company owned by Sydney Gilman, Ph.D., our former Vice President of Regulatory Affairs, to perform regulatory consulting services for us. The fees we paid were based solely on the hourly fees of the consultants performing services for us. There was no markup received by Dr. Gilman. During 2021, we paid $149,000 to Trident Rx Consulting Services LLC under this arrangement prior to its termination effective June 16, 2021. The Audit Committee reviewed the purpose of the transaction, the benefits of the transaction, the availability of other sources for comparable services, the terms of the transaction, and the terms available to unrelated third parties or employees generally and determined in good faith that the transaction is in, and not inconsistent with, the best interests of DiaMedica.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and executive officers. The indemnification agreements provide, among other things, for indemnification, to the fullest extent permitted by law and our Articles, against any and all expenses (including attorneys’ fees) and liabilities, judgments, fines and amounts paid in settlement that are paid or incurred by the executive or on his or her behalf in connection with such action, suit or proceeding. The indemnification agreements also set forth procedures that apply in the event an executive requests indemnification or an expense advance.

DiaMedica has not identified any arrangements or agreements relating to compensation provided by a third party to DiaMedica's directors or director nominees in connection with their candidacy or board service as required to be disclosed pursuant to Nasdaq Rule 5250(b)(3).

Policies and Procedures for Related Party Transactions

The Board of Directors has delegated to the Audit Committee, pursuant to the terms of a written policy and the formal written charter of the Audit Committee, the authority to review, approve and ratify related party transactions. If it is not feasible for the Audit Committee to take an action with respect to a proposed related party transaction, the Board of Directors or another committee, may approve or ratify it. No member of the Board of Directors or any committee may participate in any review, consideration or approval of any related party transaction with respect to which such member or any of his or her immediate family members is the related party.

Our policy defines a “related party transaction” as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries and affiliates) were, are or will be a participant and in which any related party had, has or will have a direct or indirect interest (other than solely as a result of being a director or less than 10 percent beneficial owner of another entity).

Prior to entering into or amending any related party transaction, the party involved must provide notice to our Chief Financial Officer of the facts and circumstances of the proposed transaction, including:

●	the related party’s relationship to us and his or her interest in the transaction;

●

the material facts of the proposed related party transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

●	the purpose and benefits of the proposed related party transaction with respect to us;

●	if applicable, the availability of other sources of comparable products or services; and

●	an assessment of whether the proposed related party transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

If the Chief Financial Officer determines the proposed transaction is a related party transaction in which the amount involved will or may be expected to exceed $10,000 in any calendar year, the proposed transaction will be submitted to the Audit Committee for consideration. In determining whether to approve a proposed related party transaction, the Audit Committee, or where submitted to the Chair of the Audit Committee, the Chair of the Audit Committee, will consider, among other things, the following:

●	the purpose of the transaction;

●	the benefits of the transaction to us;

●

the impact on a director’s independence in the event the related party is a non-employee director, an immediate family member of a non-employee director or an entity in which a non-employee director is a partner, shareholder or executive officer;

●	the availability of other sources for comparable products or services;

●	the terms of the transaction; and

●	the terms available to unrelated third parties or to employees generally.

Under our policy, certain related party transactions as defined under our policy will be deemed to be pre-approved by the Audit Committee and will not be subject to these procedures.

SHAREHOLDER PROPOSALS FOR 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS

________________

Shareholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials relating to the 2024 Annual General Meeting of Shareholders must submit their proposals so that they are received by us at our principal executive offices no later than the close of business on December 6, 2023, unless the date of the 2024 Annual General Meeting of Shareholders is delayed by more than 30 calendar days. The proposals must satisfy the requirements of the proxy rules promulgated by the SEC and as the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any other shareholder proposals, including director nominations, to be presented at the 2024 Annual General Meeting of Shareholders (other than a matter brought pursuant to SEC Rule 14a-8) must be given in writing to our Corporate Secretary and must be delivered to or mailed and received at our registered office no later than the close of business on the date that is three months before the anniversary of the previous year’s annual reference date, such date being February 17, 2024. The proposals must satisfy the requirements of the BCBCA. Subject to the BCBCA, a registered owner or beneficial owner of one or more shares that carry the right to vote at general meetings and who has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two years may submit to us a notice of any matter that the person wishes to have considered at our next annual general meeting.

If our shareholders approve Voting Proposal Three, a shareholder wishing to nominate a candidate for election to the Board of Directors at the 2024 Annual General Meeting of Shareholders will be required to give notice of such shareholder’s intention to make such a nomination to our Chief Executive Officer at our principal executive offices at 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305, or our registered office not later than 5:00 p.m. (CDT) on the 90th day nor earlier than 5:00 p.m. (CDT) on the 120th day prior to the first anniversary of the preceding year’s annual general meeting of shareholders so no earlier than January 18, 2024 and no later than February 17, 2024. The notice of nomination also will be required to contain specific information as required by our amended Articles. A nomination that does not comply with these requirements may not be considered.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than DiaMedica’s nominees at the 2024 Annual General Meeting of Shareholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 18, 2024. If our shareholders approve Voting Proposal Three, shareholders who intend to solicit proxies in support of director nominees other than DiaMedica’s nominees at the 2024 Annual General Meeting of Shareholders will be required to comply with the universal proxy rules as required by and in addition to our amended Articles, including providing written notice on a timely basis as set forth in the above paragraph and providing certain information required by Rule 14a-19 under the Exchange Act (including a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of DiaMedica’s shares entitled to vote on the election of directors in support of director nominees other than DiaMedica’s nominees), and our amended Articles.

We encourage shareholders who wish to submit a proposal or nomination to seek independent counsel. DiaMedica will not consider any proposal or nomination that is not timely or otherwise does not meet the requirements set forth in our Articles, as may be amended in accordance with Voting Proposal Three, and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

COPIES OF FISCAL 2022 ANNUAL REPORT AND ADDITIONAL INFORMATION

________________

We have sent or made electronically available to each of our shareholders a copy of our Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2022. Our 2022 Annual Report includes our financial information included in our consolidated annual financial statements and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 2022. Our 2022 Annual Report is electronically available on our website at www.diamedica.com, by accessing the SEC’s EDGAR filing database at www.sec.gov or on SEDAR at www.sedar.com. The exhibits to our Form 10-K are available by accessing the SEC’s EDGAR filing database at www.sec.gov. We will furnish a copy of any exhibit to our Form 10-K upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits. This request should be sent to: DiaMedica Therapeutics Inc., 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305, Attention: Shareholder Information.

_________________________

Your vote is important. Whether or not you plan to attend the meeting in person, vote your shares of DiaMedica common shares by the Internet or telephone, or request a paper proxy card to sign, date and return by mail so that your shares may be voted.

By Order of the Board of Directors Richard Pilnik Chairman of the Board

April 4, 2023

Minneapolis, Minnesota

APPENDIX A

Proposed Amendment Regarding Director Nominations by Shareholders

10.10      Advance Notice Provisions for the Nomination of Directors

(a)	Nomination of Directors

Subject only to the Business Corporations Act, the United States Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”), and these Articles, only persons who are nominated in accordance with the procedures set out in this Article 10.10 shall be eligible for election as directors to the board of directors of the Company. Nominations of persons for election to the board may only be made at an annual general meeting of shareholders, or at a special general meeting of shareholders called for any purpose at which the election of directors is a matter specified in the notice of meeting, as follows:

(i)	by or at the direction of the board or an authorized officer of the Company, including pursuant to a notice of meeting;

(ii)

by or at the direction or request of one or more shareholders pursuant to a valid proposal made in accordance with the provisions of the Business Corporations Act or a valid requisition of shareholders made in accordance with the provisions of the Business Corporations Act; or

(iii)	by any person entitled to vote at such meeting (a “Nominating Shareholder”), who:

•

is, at the close of business on the date of giving notice provided for in this Article 10.10 and on the record date for notice of such meeting, either entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Company; and

•	has given timely notice in proper written form as set forth in this Article 10.10.

(b)	Exclusive Means

For the avoidance of doubt, this Article 10.10 shall be the exclusive means for any person to bring nominations for election to the board before any annual or special general meeting of shareholders of the Company.

(c)	Timely Notice

In order for a nomination made by a Nominating Shareholder to be timely notice (a “Timely Notice”), the Nominating Shareholder’s notice must be received by the Chief Executive Officer of the Company at the principal executive offices or registered office of the Company:

(i)

in the case of an annual general meeting of shareholders (including an annual and special meeting), not later than 5:00 p.m. (CDT) on the ninetieth (90th) day nor earlier than 5:00 p.m. (CDT) on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual general meeting of shareholders (provided, however, that in the event that the date of the annual general meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Nominating Shareholder must be so delivered not earlier than 5:00 p.m. (CDT) on the one hundred twentieth (120th) day prior to such annual general meeting and not later than 5:00 p.m. (CDT) on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company). In no event shall the public announcement of an adjournment or postponement of an annual general meeting of shareholders of the Company commence a new time period (or extend any time period) for the giving of a Nominating Shareholder’s notice as describe above; and

(ii)

in the case of a special general meeting (which is not also an annual meeting) of shareholders, called for any purpose which includes the election of directors to the board, not later than 5:00 p.m. (CDT) on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company).

(d)	Proper Form of Notice

To be in proper written form, a Nominating Shareholder’s notice to the Chief Executive Officer of the Company must comply with all the provisions of this Article 10.10 and disclose or include, as applicable:

(i)	as to each person whom the Nominating Shareholder proposes to nominate for election as a director (a “Proposed Nominee”):

●

all information relating to the Proposed Nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, without regard to the application of the Exchange Act to either the nomination or the Company;

●	such Proposed Nominee’s written consent to serving as director, if elected, for the entire term; and

●

a statement whether such Proposed Nominee would be in compliance if elected as a director of the Company and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company; and

(ii)	as to each Nominating Shareholder giving the notice, and each beneficial owner, if any, on whose behalf the nomination is made (each, a “party” as used herein):

●	the name and address of each such party as they appear on the Company’s books;

●	the class or series and number of the Company’s shares that are owned, directly or indirectly, beneficially or of record by each such party;

●

any agreement, arrangement or understanding, written or oral (including any derivative, long or short position, profit interest, forward, future, swap, option, warrant, convertible security, stock appreciation right or similar right, hedging transaction, repurchase agreement or arrangement, borrowed or loaned shares and so-called “stock borrowing” agreement or arrangement), with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of the Company’s shares or with a value derived in whole or in part from the value of any class or series of the Company’s shares, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the price of any securities of the Company, to transfer to or from any person or entity, in whole or in part, any of the economic consequences of ownership of any security of the Company, to maintain, increase or decrease the voting power of any person or entity with respect to securities of the Company or to provide any person or entity, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of the Company’s shares or otherwise and without regard to whether such agreement, arrangement or understanding is required to be reported on a Schedule 13D, 13F or 13G in accordance with the Exchange Act (a “Derivative Instrument”) to which such party is a party or that is directly or indirectly owned beneficially by any such party, which Derivative Instruments shall be disclosed without regard to whether (x) any such Derivative Instrument conveys any voting rights in shares of any class or series of the Company’s shares to such party, (y) any such Derivative Instrument is required to be, or is capable of being, settled through delivery of shares of any class or series of the Company’s shares or (z) such party may have entered into other transactions that hedge or mitigate the economic effect of such Derivative Instrument;

●	any proxy, contract, arrangement, understanding, or relationship pursuant to which each such party has a right to vote, directly or indirectly, any shares of any security of the Company;

●

any short interest in any security of the Company held by each such party (for purposes of this Article 10.10(d), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security);

●	any rights to dividends on the Company’s shares owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Company;

●

any proportionate interest in the Company’s shares or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and

●

any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of the Company’s shares or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such party’s immediate family sharing the same household (which information set forth in this subclause (ii) shall be supplemented by such shareholder or such beneficial owner, as the case may be, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date); and

(iii)

a description of all arrangements or understandings between each such party and each Proposed Nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made;

(iv)

any direct or indirect interest of such party in any contract with the Company or any affiliate of the Company (including any employment agreement, collective bargaining agreement or consulting agreement);

(v)

a complete and accurate description of any pending, or to such party’s knowledge, threatened, legal proceeding in which such party is a party or participant involving the Company or, to such party’s knowledge, any current or former officer, director, affiliate or associate of the Company;

(vi)

identification of the names and addresses of other shareholders (including beneficial owners) known by such party to support the nomination by such shareholder and, to the extent known, the class and number of all shares of the Company owned beneficially or of record by such other shareholder(s) or other beneficial owner(s);

(vii)

all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) under the Exchange Act or an amendment pursuant to Rule 13d-2(a) under the Exchange Act if such a statement were required to be filed under the Exchange Act by such party (regardless of whether such party is actually required to file a Schedule 13D);

(viii)

any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14(a) of the Exchange Act (whether or not such party intends to deliver a proxy statement or conduct a proxy solicitation); provided, however, that the disclosures in the foregoing subclauses (ii) through (vii) shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a party solely as a result of being the shareholder directed to prepare and submit the notice required by these Articles on behalf of the beneficial owner;

(ix)

a representation that such Nominating Shareholder is a holder of record of stock of the Company entitled to vote at such meeting and such Nominating Shareholder (or a qualified representative of such Nominating Shareholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice;

(x)

a representation whether or not either party intends to, or is part of a group that intends to, deliver a proxy statement and form of proxy to a sufficient number of holders of the Company’s voting shares reasonably believed by such party to elect its Proposed Nominee and/or whether or not either such party intends to otherwise solicit proxies from shareholders in support of such Proposed Nominee; and a representation as to whether or not the Nominating Shareholder or beneficial owner, if any, or any of their respective affiliates, associates of others acting in concert therewith, intends to solicit proxies in support of director nominees in accordance with Rule 14a-19 promulgated under the Exchange Act.

To be eligible to be a nominee for election as a director of the Company at an annual or special general meeting of shareholders, the Proposed Nominee must be nominated in the manner prescribed in this Article 10.10(d) and must deliver (in accordance with the time period prescribed for delivery in a notice to such Proposed Nominee given by or on behalf of the Board of Directors), to the Secretary of the Company, (a) a completed written questionnaire (in a form provided by the Company) with respect to the background, qualifications, stock ownership and independence of such Proposed Nominee and (b) a written representation and agreement (in a form provided by the Company) that such nominee (i) is not and, if elected as a director during such director’s term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such Proposed Nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such Proposed Nominee’s ability to comply, if elected as a director of the Company, with such Proposed Nominee’s fiduciary duties under applicable law; (ii) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation or reimbursement for service as a director; and (iii) if elected as a director of the Company, will comply with the applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company (and, if requested by any Proposed Nominee, the Secretary of the Company shall provide to such Proposed Nominee all such policies and guidelines then in effect).

In addition to the information required pursuant to the foregoing provisions of this Article 10.10(d), the Company may require any Proposed Nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such Proposed Nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. Such information will be considered timely if provided to the Company promptly upon request by the Company but in any event within five (5) business days after such request. In addition, the Board of Directors may require any Proposed Nominee to submit to interviews with the Board of Directors or any committee thereof, and such Proposed Nominee shall make herself or himself available for any such interviews within ten (10) days following the date of any reasonable request therefor from the Board of Directors or any committee thereof.

Notwithstanding the foregoing provisions of this Article 10.10(d), unless otherwise required by law, (a) no shareholder making such a nomination shall solicit proxies in support of director nominees other than the Company’s nominees unless such shareholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Company of notices required thereunder in a timely manner unless the information required by Rule 14a-19(b) promulgated under the Exchange Act has been provided in a preliminary or definitive proxy statement previously filed by such person and (b) if any shareholder making such a nomination (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (ii) subsequently fails to comply with the requirements of Rule 14a-19 promulgated under the Exchange Act or any other rules and regulations thereunder, including the provision to the Company of notices required thereunder in a timely manner, then the Company shall disregard any proxies or votes solicited for any Proposed Nominees on the Company’s proxy card other than the Company’s nominees and such nomination shall be disregarded, notwithstanding that proxies in favor thereof may have been received by the Company. In addition, any shareholder that provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act shall notify the Secretary of the Company within two (2) business days of any change in such shareholder’s intent to solicit proxies from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. Upon request by the Company, if any shareholder making such a nomination provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such shareholder shall deliver to the Secretary of the Company, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(e)         Currency of Nominee Information

All information to be provided in a Timely Notice pursuant to this Article 10.10 shall be provided as of the date of such notice. The Nominating Shareholder shall provide the Company with an update to such information forthwith so that it is true and correct in all material respects as of the date that is 10 business days before the date of the meeting, or any adjournment or postponement thereof.

(f)         Delivery of Information

Notwithstanding Part 23 of these Articles, any notice, or other document or information required to be given to the Chief Executive Officer or Secretary of the Company pursuant to this Article 10.10 may only be given by personal delivery or courier (but not by fax or email) to the Chief Executive Officer or Secretary at the address of the principal executive offices or registered office of the Company and shall be deemed to have been given and made on the date of delivery if it is a business day and the delivery was made prior to 5:00 p.m. in the city where the Company’s principal executive offices are located and otherwise on the next business day.

(g)         Defective Nomination Determination

The chair of any meeting of shareholders of the Company shall have the power to determine whether any proposed nomination is made in accordance with the provisions of this Article 10.10, and if any proposed nomination is not in compliance with such provisions, must as soon as practicable following receipt of such nomination and prior to the meeting declare that such defective nomination shall not be considered at any meeting of shareholders.

(h)         Waiver

The board may, in its sole discretion, waive any requirement in this Article 10.10.

(i)         Definitions

For the purposes of this Article 10.10, reference to “affiliate” and “associate” shall have the respective meanings ascribed thereto in Rule 405 under the United States Securities Act of 1933, as amended.

For the purposes of this Article 10.10, the term “beneficial owner” or “beneficially owned” shall have the meaning set forth for such terms in Section 13(d) of the Exchange Act.

For the purposes of this Article 10.10, “public announcement” means disclosure in a news release reported by the Dow Jones News Service, Associated Press or comparable United States news service or in a document filed by the Company for public access with the United States Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

DiaMedica THERAPEUTICS

DIAMEDICA THERAPEUTICS INC.
301 CARLSON PARKWAY
SUITE 210
MINNEAPOLIS, MN 55305

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Daylight Savings Time on May 16, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Daylight Savings Time on May 16, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D99376-P84316 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIAMEDICA THERAPEUTICS INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE FOLLOWING:

Nominees:	For	Withhold
1a. Michael Giuffre, M.D.	☐	☐
1b. Tanya Lewis	☐	☐
1c. James Parsons	☐	☐
1d. Rick Pauls	☐	☐
1e. Richard Pilnik	☐	☐
1f. Charles Semba, M.D.	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 2 THROUGH 4.

If you wish to appoint someone other than Rick Pauls, President, Chief Executive Officer and Director of DiaMedica, or Scott Kellen, Chief Financial Officer and Secretary of DiaMedica, as your proxy, please check box here. Please do not check box unless you want to exercise this option. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

DiaMedica THERAPEUTICS

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting:
The Notice and Proxy Statement and 2022 Annual Report are available at www.proxyvote.com.

D99377-P84316

DIAMEDICA THERAPEUTICS INC.
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
MAY 17, 2023 1:00 PM, CDT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Appointment of Proxyholder:

I/We being holder(s) of DiaMedica Therapeutics Inc. hereby appoint:
Rick Pauls and Scott Kellen, or either of them,

OR

Print the name of the person you are appointing if this person is someone other than the appointed proxyholders.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Shareholders of DiaMedica Therapeutics Inc. to be held at the corporate offices* located at 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota 55305, USA, on Wednesday, May 17, 2023, at 1:00 PM (CDT) and at any adjournment or postponement thereof. **THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIAMEDICA.**

Notes to proxy as.

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the Annual General and Special Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all registered owners must sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by DiaMedica to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted in favor or withheld from voting each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of the Annual General and Special Meeting or other matters that may properly come before the Annual General and Special Meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying 2022 Annual Report and proxy statement provided by DiaMedica.